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TABLE OF CONTENTS 2

As filed with the Securities and Exchange Commission on June 9, 2011

Securities Act File No. 333-172946

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 4
Post-Effective Amendment No.

Centre Lane Investment Corp.
(Exact name of registrant as specified in charter)

One Grand Central Place
60 E. 42nd Street, Suite 1400
New York, New York 10165
(646) 843-0710
(Address and telephone number, including area code, of principal executive offices)

Jay Schiff
President
One Grand Central Place
60 E. 42nd Street, Suite 1400
New York, New York 10165
(Name and address of agent for service)

Copies To:
Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593	Richard T. Prins, Esq. Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Tel: (212) 735-3000 Fax: (917) 777-2790

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

    It is proposed that this filing will become effective (check appropriate box):

  ☐
  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee

Common Stock, $0.00001 par value per share	$100,000,000	$11,610(3)

(1)
Includes the underwriters' option to purchase additional shares.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(3)
Previously paid.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 9, 2011

PRELIMINARY PROSPECTUS

6,000,000 Shares
Centre Lane Investment Corp.
Common Stock

We are a specialty finance company focused on providing senior secured debt financing to middle-market companies primarily in connection with leveraged buyout, refinancing and special situation transactions. We may also invest throughout a company's capital structure, including in subordinated debt, equity and equity-related securities such as warrants, convertible securities and other rights to acquire equity securities in a company, in connection with sales of existing investments by other investors, strategic acquisitions, business expansion and other growth initiatives, and recapitalizations.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by lending to and investing primarily in U.S. middle-market companies with annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) generally from $5 million to $100 million, with an emphasis on the lower half of this range. We are managed by Centre Lane Advisors, LLC, whose principals collectively have over 45 years of experience originating, evaluating and monitoring investments in middle-market companies. Upon the completion of this offering, we will be an externally managed, closed-end, non-diversified investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Immediately prior to the closing of this offering, we will acquire an investment portfolio comprised primarily of senior secured loans from 10th Lane Finance Co., LLC. The fair value of the investment portfolio on May 31, 2011 was approximately $67.7 million. Further, 10th Lane Finance Co., LLC has committed to purchase an aggregate of $15 million of our common stock at the initial public offering price in a concurrent private placement that will close immediately prior to the closing of this offering.

This is our initial public offering and no public market currently exists for our shares of common stock. It is anticipated that the initial public offering price will be between $12.00 and $13.00 per share of our common stock. We have applied to have our common stock approved for listing on the NASDAQ Global Select Market under the symbol "CNLI."

Investing in our common stock involves a high degree of risk. See "Risk Factors" beginning on page 19 of this prospectus. Shares of closed-end investment companies, including business development companies, frequently trade at a discount from their net asset value. This risk is likely to apply to our shares of common stock as well and may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Following this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165 or by telephone at (646) 843-0710 or on our website at www.centrelaneinvestment.com that we expect to establish upon completion of this offering and the concurrent private placement. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)(2)	$	$

(1)
All expenses of the offering, including the sales load, will be borne by us. We will incur approximately $760,000 of estimated expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in us.

(2)
The underwriters have the option to purchase up to an additional 900,000 shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds to us will be $                , $                and $                , respectively.

The underwriters expect to deliver the shares against payment on or about                 , 2011.

Joint Book Running Managers

Stifel Nicolaus Weisel		RBC Capital Markets

Joint Lead Managers
Janney Montgomery Scott		Oppenheimer & Co.

D.A. Davidson & Co.	Co-Managers Wunderlich Securities	Capital One Southcoast

The date of this prospectus is                 , 2011.

    You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus to reflect any material changes to such information subsequent to the date of the prospectus and prior to the completion of the offering pursuant to this prospectus.

    Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Special Note Regarding Forward-Looking Statements."

ii

PROSPECTUS SUMMARY

    This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the documents to which we have referred.

    We were formed in November 2010 as a Delaware corporation and plan to commence operations upon completion of this offering and the concurrent private placement. Except where the context suggests otherwise, the terms "we," "us," "our" and "Centre Lane Investment" refer to Centre Lane Investment Corp. The term "10th Lane" refers to 10th Lane Finance Co., LLC, a Delaware limited liability company, formed by the principals of our investment advisor in January 2009.

    In addition, the terms "Centre Lane Advisors" and "investment advisor" refer to Centre Lane Advisors, LLC and "Centre Lane Partners" refers to Centre Lane Partners, LLC, including its predecessors and affiliates.

    In this prospectus, we use the terms "leveraged loans" and "leveraged lending" to refer to loans and lending, respectively, to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms.

    We have executed a non-binding term sheet to enter into a senior secured revolving credit facility with Capital One, N.A., an affiliate of one of the underwriters in this offering, which we refer to as the "Senior Credit Facility."

    Unless indicated otherwise or the context requires, all information in this prospectus assumes (i) no exercise of the underwriters' option to purchase additional shares of our common stock and (ii) an assumed initial public offering price of $12.50 per share (the mid-point of the range on the cover of this prospectus).

 Centre Lane Investment Corp.

    We are a specialty finance company that lends to and invests in U.S. middle-market companies. We are managed by Centre Lane Advisors, whose principals collectively have over 45 years of experience originating, evaluating and monitoring investments in U.S. middle-market companies. Centre Lane Advisors is an affiliate of Centre Lane Partners, a private investment firm that manages in excess of $400 million through various affiliates across a broad range of complementary investing classes, including leveraged lending, special situations, distressed (debt and equity), and private equity (control and non-control). We expect to benefit from the skills and experience of the principals of Centre Lane Advisors and its affiliation with Centre Lane Partners to primarily make debt investments that generate contractual cash interest payments to allow us to provide our stockholders with consistent dividend distributions, as supplemented by non-cash payment-in-kind, or PIK, interest, the realization of the full face value on debt securities acquired at a discount and other forms of income.

    From the time that 10th Lane, a credit investing vehicle formed by the principals of our investment advisor, commenced investment operations in February 2009 through March 31, 2011, 10th Lane originated approximately $205.4 million of investments (which includes $57.7 million of investments that were syndicated to other lenders) primarily in connection with the acquisition of existing senior secured U.S. middle-market debt from other investors. Over that time, the investors of 10th Lane earned an annualized internal rate of return of 27.7%, net of all fees and expenses and without the benefit of leverage. The investment objective, strategy and fee structure of 10th Lane are substantially similar to those of Centre Lane Investment. However, the performance of 10th Lane is not necessarily indicative of our future performance. See "Risk Factors—Risks Related to Our Business—Our investment advisor may not be able to achieve the same or similar returns as those historically achieved by the principals of our investment advisor or Centre Lane Partners."

    We will focus on making senior secured debt investments in U.S. middle-market companies through (i) our direct origination of these investments in connection with leveraged buyout transactions (which occur when an investor, such as a private equity sponsor or management team, acquires a controlling interest in a company's equity and where a significant percentage of the purchase price is financed through borrowings) and refinancing transactions and (ii) through the privately negotiated purchase of similar existing investments from other investors seeking to convert their investments into cash for various reasons. These reasons include an inability or unwillingness to manage companies in special situations such as operational turnarounds, bankruptcy or default due, in part, to overleveraged capital structures rather than poor business fundamentals, pending loan maturities with uncertainty as to their refinancing options and companies operating in out-of-favor industries or which are otherwise considered to be "out-of-the-box" by traditional lenders.

    Although we will concentrate on making senior secured debt investments, we may invest throughout a company's capital structure, including in subordinated debt, equity and equity-related securities such as warrants, convertible securities and other rights to acquire equity securities in a company, in connection with sales of existing investments by other investors, strategic acquisitions, business expansion and other growth initiatives, and recapitalizations. We may also consider providing bridge loans, debtor-in-possession, or DIP, loans, and other debt financings that draw upon the investment experience and skills of the principals of Centre Lane Advisors and its affiliation with Centre Lane Partners.

    Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by lending to and investing primarily in U.S. middle-market companies with annual EBITDA generally from $5 million to $100 million, with an emphasis on the lower half of this range. We will endeavor to (i) capitalize on our investment advisor's strong relationships with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources; (ii) focus on both private equity sponsored and non-private equity sponsored transactions involving middle-market companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) acquire loans from existing investors and lenders at discounts to the amount contractually required to be repaid at maturity; (iv) employ disciplined underwriting and investment policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment advisor.

    We were incorporated in November 2010 as a Delaware corporation and plan to commence operations following this offering and the concurrent private placement described elsewhere in this prospectus. Shortly prior to the time we elect to be regulated as a BDC, we intend to purchase from 10th Lane for 4,450,826 shares of our common stock in a private placement at $15.20 per share, all of 10th Lane's portfolio assets, which are described elsewhere in this prospectus and which we refer to as the Initial Portfolio, at their fair value as determined by our board of directors. Given that there is no readily available market value for any of the investments in the Initial Portfolio, our board of directors engaged an independent valuation firm in connection with our acquisition of these assets to aid it in determining the fair value of these assets held by 10th Lane at March 31, 2011. Specifically, the fair value of the investments in the Initial Portfolio held on March 31, 2011 of $65.1 million was determined and approved by our board of directors, which includes a majority of independent directors, with the assistance of an independent valuation firm. The fair value of the Initial Portfolio as of March 31, 2011 is referred to as the Transfer Value. Between March 31, 2011 and the date we acquire the Initial Portfolio, which will be immediately prior to the consummation of the initial public offering, the Transfer Value for the Initial Portfolio will be adjusted as follows: (i) reduced as a result of principal payments on and sales of debt securities held by 10th Lane and redemptions and sales of preferred equity securities held by 10th Lane subsequent to March 31, 2011, and (ii) increased to take into account the origination of additional investments subsequent to March 31, 2011 (which investments will be valued at the purchase price thereof). As so adjusted, the

Transfer Value of the Initial Portfolio was $67.7 million as of May 31, 2011. Immediately prior to our acquisition of the Initial Portfolio, we will make any necessary adjustments to the Transfer Value based on clauses (i) and (ii) above and our board of directors will approve the Transfer Value, as adjusted, with confirmation from the independent valuation firm that there has been no material change in the fair value of the investments it has reviewed in the Initial Portfolio. In addition, we will issue to 10th Lane a six month non-interest bearing note for any accrued but unpaid interest on investments that comprise the Initial Portfolio at the time of our acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

    As of March 31, 2011, and as adjusted for subsequent investment repayments and new investments (which are valued at cost), the Initial Portfolio was comprised of investments in nine portfolio companies with an aggregate fair value of $67.7 million and a weighted average yield of approximately 14.7% (this yield includes all cash and PIK interest on all investments, however it excludes the discount on one near term maturing investment which if fully repaid at the stated maturity would result in a portfolio yield of 18.3%). The yield includes a cash component of 11.0%. Approximately 54.4% of the Initial Portfolio was invested in first lien loans, 37.7% in second lien loans, 7.5% in unsecured notes and 0.4% in preferred equity. Further, 78.1% of the Initial Portfolio was in floating rate investments and 21.9% was in fixed rate investments.

Portfolio by Type	Portfolio by Floating/Fixed

    We intend to use a portion of the net proceeds from this offering and from the concurrent private placement to purchase an additional $12.4 million of debt in three of the companies that comprise our Initial Portfolio (including a $3.9 million second lien loan in EDC Holding Company, a $3.2 million second lien loan in United Road Services, Inc., and a $5.3 million second lien loan in Evergreen International Aviation, Inc.).

    We will be an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or a BDC, under the Investment Company Act of 1940, or the 1940 Act, upon the completion of this offering and the concurrent private placement. As a BDC, we will be required to comply with numerous regulations. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code, or the Code. See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

    We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after the completion of this offering, with an interest rate of LIBOR plus 3.75% and a 1% LIBOR floor. The Senior Credit Facility would be a three year revolving credit facility in a principal amount of up to $35 million, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. If we enter into the Senior Credit Facility, we expect to use it to provide partial funding for qualified BDC investments, but do not intend to do so before we have invested substantially all of the proceeds of this offering and the concurrent private placement. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction.

    Our wholly owned subsidiary, Centre Lane SBIC, LP, or Centre Lane SBIC, applied for a Small Business Investment Company, or SBIC, license from the Small Business Administration, or the SBA, on April 5, 2011. If Centre Lane SBIC receives an SBIC license from the SBA and certain other conditions are satisfied, including the required capitalization of Centre Lane SBIC by us, it will be allowed to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

    Our principal executive offices are located at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165, and our telephone number is (646) 843-0710. We expect to establish a website at http://www.centrelaneinvestment.com upon completion of this offering and the concurrent private placement. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

The Investment Advisor

    Our investment advisor is a newly-formed entity that is led by three principals: Quinn Morgan, the executive chairman of our board of directors and a managing director of our investment advisor; Jay Schiff, our president and a managing director of our investment advisor; and Kenneth Lau, our managing director and a managing director of our investment advisor. The principals of our investment advisor collectively have over 45 years of experience in leveraged lending, mezzanine investing, high-yield financing and special situations, secondary debt and private equity investing. Messrs. Morgan and Lau have worked together at Centre Lane Partners since its inception and at prior investment firms since 2001, while Mr. Schiff joined Centre Lane Partners in March 2009.

    From when 10th Lane commenced investment operations in February 2009 through March 31, 2011, the principals of our investment advisor deployed in excess of $114.3 million, net of amounts syndicated, in 18 transactions. Of these, eight portfolio investments totaling $44.7 million of invested capital had realized gains of $9.6 million. The remaining ten portfolio investments totaling $69.6 million of invested capital had realized and unrealized gains of $30.5 million as of March 31, 2011.

    Our investment advisor manages our day-to-day operations and provides us with investment advisory and management services. In particular, our investment advisor is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Our investment advisor is supported by a team of seven investment professionals and expects to draw upon the resources of Centre Lane Partners, including its financial and operational professionals, in connection with our investment activities.

    We believe that the disciplined and consistent approach to origination, portfolio construction and risk management of the principals of our investment advisor should allow them to continue to achieve compelling risk-adjusted returns for us. The principals of our investment advisor have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources. This network of contacts provides our principal source of investment opportunities.

    The principals of our investment advisor also comprise the members of our investment committee, which is responsible for approving all of our investments. The investment committee also monitors investments in our portfolio and approves all asset dispositions. Upon completion of this offering and the concurrent private placement, the principals of Centre Lane Advisors will, in the aggregate, beneficially own 356,566 shares (or approximately 3.1%) of our common stock.

Competitive Advantages

    We believe that we have the following competitive advantages over other middle-market lenders:

    Experienced Management Team.    The principals of our investment advisor have extensive experience in leveraged lending to middle-market companies. For example, Mr. Morgan, who has in excess of 16 years of experience, was the founding Global Head of Corporate Private Equity for DB Zwirn & Co., L.P., where he led the development of the firm's activities in special situations investing in debt and equity securities of middle-market companies. Mr. Morgan was also involved in the development of Moore Capital Management LP's activities in illiquid special situation investing. He started his career in the Merchant Banking and Corporate and Leveraged Finance groups of Goldman, Sachs & Co. Mr. Schiff has 20 years of experience in corporate finance, including his tenure as the head of loan underwriting in the Eastern Region for the Middle-Market Finance group of Merrill Lynch & Co., Inc. Mr. Schiff was most recently a managing director at Prospect Capital Management, LLC and spent the first half of his career at Citicorp Securities, Inc. and TD Securities, Inc. where he focused primarily on leveraged loan structuring and syndications. Mr. Schiff completed the formal credit training program at Citicorp. Mr. Lau has worked with Mr. Morgan since 2001 at Centre Lane Partners, DB Zwirn & Co., L.P. and Moore Capital Management LP, which he joined from Merrill Lynch & Co., Inc. in 2001. Mr. Lau has 11 years of experience in leveraged lending, high-yield financing, mezzanine, special situation, distressed and private equity investing.

    Proven and Differentiated Investment Style.    The principals of our investment advisor have extensive experience in special situations such as operational turnarounds, divestures or spin-offs, financial restructurings and businesses operating in bankruptcy and default. These investments typically provide the potential for higher investment returns than traditional syndicated bank loans due to a lack of financing sources. Such investing requires disciplined diligence and credit analysis, creative loan structuring to provide downside protection, and attentive portfolio management, which includes a willingness to manage credit through variations in a portfolio company's business and the economy as a whole.

    Significant Sourcing Capabilities and Relationships.    We believe our investment advisor's ability to source attractive directly originated and secondary purchase investment opportunities is greatly aided by its principals' deep and wide connections that expand well beyond the investment referral sources traditionally targeted by our competitors. Our investment advisor's principals have a broad relationship network with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources. To date, approximately half of 10th Lane's secondary purchases of loans have been direct purchases from the holders of such loans, while the other half have primarily come from boutique investment banks and brokers who recognize the principals of our investment advisor as experienced buyers of off-the-run middle-market loans. The principals of our investment advisor have executed less than 5% of the investment opportunities that they have reviewed, which we believe is a sign of their disciplined investment process which focuses on the appropriate balance between risk and return.

    Specialized Secondary Loan Investing Experience.    The principals of our investment advisor have extensive experience sourcing and acquiring loans in middle-market companies with strong financial and operational fundamentals that may be temporarily experiencing financial stress. A combination of expertise in acquiring loans at attractive discounts to the amount contractually required to be repaid at maturity, willingness and ability to take an active role in managing those investments, and restructuring expertise when needed has provided returns well above the market returns for traditional corporate lending.

    Risk Management Through Various Cycles.    In making its investment decisions, Centre Lane Advisors intends to adopt the disciplined debt investment strategy of Centre Lane Partners' investment professionals. During the peak of the loan market, from late 2006 through 2007, Centre Lane Partners only made loans to two companies and did not participate in any loan transactions in 2008 as the market declined to its trough. During the market peak, rather than increase its exposure in an unattractive loan market, Centre Lane Partners exited its investment in eight loans. Since the market trough, Centre Lane Partners has ramped up its investments, completing 17 new debt transactions in 2009 and 2010, and two in 2011.

Market Opportunity

    We believe the credit crises that began in 2007, the subsequent exit of traditional lending sources, and the pending maturities of credit have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in middle-market lending:

    Reduced Competition Leads to Higher Quality Deal Flow.    Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers' access to funding has decreased substantially, thus reducing their ability to provide capital. We believe continuing bank consolidation has resulted in larger financial institutions that have shifted their product offerings away from the middle-market in favor of larger or less leveraged corporate clients. Finally, many of the existing collateralized loan obligations, or CLOs, which formerly comprised in excess of 60% of the leveraged loan market, according to Standard and Poor's, are facing the termination of their reinvestment periods. Their restriction on reinvesting proceeds received from repayments of existing loan positions is expected to cause a funding gap in the leveraged loan market, in particular in the middle market. We believe that the reduced level of competition, as seen in the chart below, will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

 Active Institutional Investor Groups(1)

Source: Standard and Poor's LCD

(1)
"Active" is defined as having executed ten or more transactions in the past twelve months.

Declining CLO Reinvestment Capacity

      Source: Wells Fargo Securities, LLC, Standard and Poor's LCD

    Lack of Liquidity Creates Attractive Pricing.    We believe that a meaningful gap exists between public and private market debt spreads, especially in the middle-market, due to limited liquidity in the private lending markets relative to the public debt markets and other factors. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing.

    More Conservative Transaction Structures With Lower Leverage and Higher Coverage Ratios.    As reflected in the tables below, we believe that lenders in the current environment are requiring lower leverage, increased equity commitments and stricter covenant packages. Reduced leverage and higher financial coverage ratios provide further cushion for borrowers to meet debt service obligations.

 Middle-Market Leverage Multiples

Source: Standard and Poor's LCD

Equity Contribution For Deals under $1 Billion

Source: Pitchbook and Standard and Poor's LCD

    Pending Maturities Create Significant Deal Flow Opportunities.    Unlike large capitalization companies that have access to the high yield market to refinance maturing debt, middle-market borrowers must rely on a reduced number of middle-market lenders. According to Thomson Reuters LPC, over $340 billion of middle-market loans that were booked during the market peak will mature by 2014, which we believe will provide opportunities for lenders to refinance quality companies at attractive returns and structures.

 Middle Market Maturity Wall ($ in billions)

Source: Thomson Reuters

    Pressure on private equity sponsors to both exit portfolio investments and make new investments will drive financing needs.    Of almost 6,000 private equity owned companies, approximately 4,000 have been held for five years or more. This puts pressure on sponsors to monetize these investments over the next few years. At the same time, private equity funds must deploy existing committed capital or risk losing it. In 2010, private equity funds had almost $500 billion of available capital. Since this capital must be deployed or else returned to investors, we believe those commitments will likely drive leverage buyout transaction activity levels going forward.

Number of Private Equity Backed Investments by Vintage

Source: Pitchbook

 Cumulative Private Equity Capital Availability By Vintage Year ($ billions)

      Source: Pitchbook

    Increased Debt Financing Needs for the Larger and Less Competitive Non-Private Equity Sponsored Market.    The principals of our investment advisor have extensive experience lending to middle-market companies that do not have a relationship with a private equity sponsor. For example, Mr. Schiff managed a group at Merrill Lynch & Co., Inc. that focused on lending to unsponsored middle-market companies. These unsponsored companies are typically owned and controlled by entrepreneurs and/or families. We believe that unsponsored middle-market companies represent a large, attractive and less competitive investment opportunity for two primary reasons: (i) the number of unsponsored companies far exceeds the number of sponsored companies and (ii) many lenders focus primarily on the private equity sponsored market. This market situation creates the opportunity for us to meet the financing requirements of middle-market unsponsored companies while also negotiating favorable transaction terms. We also believe that investments in unsponsored companies will provide the greatest opportunity for us as investors because unsponsored companies generally have less access to capital providers, yet have similar pending maturities as sponsored transactions.

THE OFFERING

Common stock offered by us	We are offering 6,000,000 shares of our common stock through a group of underwriters. The underwriters have the option to purchase up to an additional 900,000 shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus.
Concurrent private placement
Concurrently with this offering, we will sell shares of our common stock to 10th Lane in a separate private placement at the initial public offering price per share. We will receive the full proceeds of approximately $15 million, from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.
Common stock outstanding after this offering and concurrent private placement
11,650,827 shares, (including 1,200,000 shares purchased in the concurrent private placement), excluding 900,000 shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Proposed NASDAQ Global Select Market symbol	"CNLI"
Use of proceeds
The net proceeds of the offering and the concurrent private placement are estimated to be approximately $84.0 million (approximately $94.5 million if the underwriters exercise their option to purchase additional shares in full), assuming an offering of 6,000,000 shares of common stock in this offering at the assumed initial public offering price of $12.50 per share (the mid-point of the range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We intend to use a portion of the net proceeds from this offering and from the concurrent private placement to purchase an additional $12.4 million of debt in three of the companies that comprise our Initial Portfolio and the remaining proceeds to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering and the concurrent private placement primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See "Use of Proceeds."

Investment management agreement	We have entered into an investment management agreement with Centre Lane Advisors, under which Centre Lane Advisors, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.

For providing these services, Centre Lane Advisors receives a base management fee from us at an annual rate of 1.75% of our gross assets. The Advisor has agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through December 31, 2011.

The investment management agreement also provides that Centre Lane Advisors may be entitled to an incentive fee under certain circumstances. The incentive fee has two components, ordinary income and capital gains, which are largely independent of each other, with the result that one component may be payable even if the other is not. Under the ordinary income component, we will pay Centre Lane Advisors each quarter 20.0% of the amount by which our pre-incentive fee net investment income for the quarter exceeds a hurdle rate of 2.0% (which is 8.0% annualized) of our net assets at the end of the immediately preceding calendar quarter, subject to a "catch-up" provision pursuant to which Centre Lane Advisors receives all of such income in excess of the 2.0% level but less than 2.5%. The effect of the "catch-up" provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Centre Lane Advisors will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The portion of the foregoing incentive fee that is attributable to deferred income (such as payment-in-kind, or PIK, interest or original issue discount and purchase discount accretion) will be accrued, but not paid to Centre Lane Advisors until we actually receive such income in cash. For a discussion of the different types of deferred interest or income we may receive in connection with our investment activities, see "Discussion of Management's Expected Operating Plans—Critical Accounting Policies—Revenue Recognition."

Under the capital gains component of the incentive fee, we will pay Centre Lane Advisors at the end of each calendar year 20.0% of our aggregate cumulative realized capital gains from inception through the end of that year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized depreciation, less the aggregate amount of any previously paid capital gain incentive fees. See "The Investment Advisor—Investment Management Agreement."

Distributions	We intend to distribute quarterly dividends to stockholders out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Our board of directors intends to declare a dividend of approximately $0.25 per share for the second quarter of 2011. This dividend payment is contingent upon the completion of this offering during the second quarter of 2011. The amount of any such dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. For the remainder of the calendar year 2011, we are targeting a quarterly dividend of $0.25 to $0.29 per share. Although we expect this dividend to increase in future years, it is not guaranteed. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.
Taxation
We intend to elect to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."
Borrowing
We may borrow money or issue debt or preferred equity securities within the levels permitted by the 1940 Act when we believe the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders. Borrowing involves significant risks. See "Risk Factors."
Trading at a discount
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. Our net asset value immediately following this offering will reflect reductions resulting from the sales load and the amount of our offering expenses. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below net asset value.

Distribution reinvestment plan	We are adopting a distribution reinvestment plan for our stockholders. This will be an "opt out" distribution reinvestment plan. As a result, if we declare a cash dividend or other cash distribution, each stockholder that has not "opted out" of our distribution reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See "Distribution Reinvestment Plan."
Anti-takeover provisions
Our amended and restated certificate of incorporation and amended and restated bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may discourage a third party from making an acquisition proposal for or acquiring us. For example, under our amended and restated certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. This provision could delay the replacement of a majority of the board of directors for up to two years. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Shares."
Administrator
Under a separate administration agreement, Centre Lane Advisors will also serve as our administrator. As administrator, Centre Lane Advisors will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse Centre Lane Advisors for its costs in providing these services.
License Arrangements
We have entered into a license agreement with Centre Lane Advisors, under which Centre Lane Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Centre Lane." For a description of the license agreement, see "The Investment Advisor—License Agreement."

Leverage	We intend to borrow funds to make investments, but do not intend to do so before we have fully invested the proceeds of this offering. We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after completion of this offering. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction. We expect that the Senior Credit Facility will provide us with access of up to $35 million in available borrowings. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fees payable to our investment adviser, Centre Lane Advisors, will be borne by our common stockholders. Although we do not presently intend to do so during the twelve months following completion of this offering and concurrent private placement, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
Risk Factors	An investment in our common stock is subject to risks. Certain of these risks are referenced below.
• Capital markets were recently in a period of disruption and instability, which could have a negative impact on our business and operations.

•       There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments and our dependence on the investment advisor.

•       There are also numerous risks relating to our investments, including the risky nature of the securities and instruments in which we invest, including in connection with special situation transactions, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in our investment advisor to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
• There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our amended and restated certificate of incorporation.

See "Risk Factors" beginning on page 19 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.
Historical financial statements
We have filed certain historical financial statements of 10th Lane as an exhibit to the registration statement of which this prospectus is a part. You may want to review these financial statements before investing in shares of our common stock. For information on how to access these historical financial statements, see "Available Information" below.
Available information
We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering and the concurrent private placement, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's website at http://www.sec.gov.

We expect to maintain a website at http://www.centrelaneinvestment.com upon completion of this offering and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at One Grand Central Place, 60 East 42nd Street, Suite 1400, New York, New York 10165 or by telephone at (646) 843-0710. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

 FEES AND EXPENSES

    The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under "Estimated Annual Expenses" are based on estimated amounts assuming an offering size of $75 million of our common stock at $12.50 per share (the mid-point of the range set forth on the cover page of this prospectus). If the offering decreases in size, all other things being equal, these expenses would increase as a percentage of net assets attributable to our shares of common stock. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Centre Lane Investment.

Stockholder Transaction Expenses

Sales Load (as a percentage of offering price)	7.00	%(1)
Offering Expenses (as a percentage of offering price)	1.01	%(2)
Distribution Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)	8.01%
Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	1.40	%(4)
Incentive Fees Payable Under the Investment Management Agreement	0.33	%(5)
Interest Payments on Borrowed Funds	0.42	%(6)
Other Expenses	1.56	%(7)
Total Annual Expenses (estimated)	3.71%

(1)
The underwriting discount and commission with respect to shares sold in this offering, which are one-time fees to the underwriters in connection with this offering, are the only sales load being paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $760,000 and an offering size of approximately $75 million.

(3)
The expenses of the distribution reinvestment plan are included in "other expenses." See "Distribution Reinvestment Plan."

(4)
Our base management fee under the investment management agreement is based on our gross assets. The term "gross assets" includes any assets acquired with the proceeds of leverage. Because our base management fee is based on gross assets, Centre Lane Advisors will benefit when we incur debt or use leverage to finance our investment operations and, as a result, may have an incentive to cause us to incur debt or not pay off debt when it is otherwise beneficial for us to do so. The Advisor agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through December 31, 2011. See "The Investment Advisor—Investment Management Agreement." The base management fee assumes borrowings to fund investments of $20 million at the end of our first 12 months of operations.

(5)
The incentive fee consists of two components, ordinary income and capital gains:

The ordinary income component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our pre-incentive fee net investment income over a 2.0% quarterly (8.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a "catch-up" provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of the "catch-up" provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if the 2.0% hurdle rate did not apply. The ordinary income component of the incentive fee that is attributable to deferred income (including PIK interest or original issue discount accretion) will be paid to Centre Lane Advisors only if and to the extent we actually receive such income in cash.

The capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2011, and will equal 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2011. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment management agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee. Finally, although we will record an expense accrual relating to the capital gains component of the incentive fee when unrealized gains on our investments exceed all realized capital losses on our investments, we will not pay our investment adviser any capital gains fee in connection with accruing such expense. For a more detailed discussion of the calculation of these fees, see "The Investment Advisor—Investment Management Agreement."

(6)
We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings will be indirectly borne by our investors. We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect to be consummated after completion of this offering. For purposes of this section, we have estimated that we will borrow approximately $20 million under the Senior Credit Facility in the quarter ending June 30, 2012 at an assumed interest rate of 4.75%. Although we do not presently intend to do so during the twelve months following completion of this offering, we may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
Includes estimated organizational expenses (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. See "The Investment Advisor—Administration Agreement."

Example

    The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our outstanding indebtedness and annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$54	$162	$268	$535

    While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the income incentive fee under our investment management agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of a capital gains incentive fee under our investment management agreement. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) net asset value per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NASDAQ Global Select Market. See "Distribution Reinvestment Plan" for additional information regarding our distribution reinvestment plan.

RISK FACTORS

    Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

 Certain Risks in the Current Environment

Capital markets were recently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

    In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below the net value asset per share of our common stock. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

    Capital markets volatility also affects our investment valuations. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment to maturity). As a result, volatility in the capital markets can adversely affect the valuation of our investments.

Risks Related to Our Business

We have a limited operating history.

    We were incorporated in November 2010 and have not yet commenced operations. As a result, we are subject to many of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our investment advisor may not be able to achieve the same or similar returns as those historically achieved by the principals of our investment advisor or Centre Lane Partners.

    The track record and achievements of the principals of Centre Lane Advisors or Centre Lane Partners, including their track record managing 10th Lane, are not necessarily indicative of future results that will be achieved by our investment advisor. For example, the market conditions in which 10th Lane achieved its track record may not be replicated in the future, which could affect our ability to achieve similar results. In addition, securities in the 10th Lane portfolio that contributed to its track record may have matured or been sold, so the securities we acquire from 10th Lane may produce returns for us that are different from 10th

Lane's track record. Also, 10th Lane was not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company, which could affect our ability to achieve similar results. As a result, our investment advisor may not be able to achieve the same or similar returns as those historically achieved by its principals or by Centre Lane Partners for 10th Lane.

We may suffer credit losses.

    Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, particularly with special situation loans, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

We may borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

    We will be exposed to risks typically associated with leverage which will increase the risk of investing in us. We may borrow money, including under the Senior Credit Facility and through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

  •
  our common shares would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

  •
  if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

  •
  our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

  •
  any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

  •
  such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

  •
  if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders' having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

  •
  no creditor would have veto power over our investment policies, strategies or objectives, except in an event of default or if our asset coverage was less than 200%;

  •
  we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and

  •
  any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

    We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after completion of this offering, with an interest rate of LIBOR plus 3.75% and a 1% LIBOR floor. The Senior Credit Facility would have a term of three years and a principal amount of up to $35 million, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. If we enter into the Senior Credit Facility, we expect to use it to provide partial funding for qualified BDC investments, but do not intend to do so before we have invested substantially all of the proceeds of this offering and the concurrent private placement. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction.

    Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as "senior securities," only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our securities at a time when such sales may be disadvantageous.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

    Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

The lack of liquidity in our investments may adversely affect our business.

    We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor has material non-public information regarding such portfolio company.

The Initial Portfolio is and will continue to be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of the Initial Portfolio and our future portfolio investments.

    The debt and equity securities in which we invest for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. The net asset value per share of our common stock could be adversely affected if our determinations regarding the fair value of the Initial Portfolio and our future investments are materially higher than the values that we ultimately realize upon the disposal of such investments.

Other than certain investments, we have not yet identified the portfolio company investments we intend to acquire using the proceeds of this offering and concurrent private placement.

    For the remaining proceeds of this offering and concurrent private placement, we have not yet identified the potential investments for our portfolio that we will purchase following this offering. As a result, you will only be able to evaluate the three additional investments and our Initial Portfolio company investments. Additionally, Centre Lane Advisors will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Initially, our portfolio will be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

    As of March 31, 2011, as adjusted for subsequent investment repayments and new investments, the Initial Portfolio consisted of investments in nine portfolio companies. The number of our portfolio companies going forward may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to substantially write down the value of any one investment. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Several of the investments in which our portfolio will be initially concentrated generate PIK interest, which will subject us to a greater level of risk on the investment.

    As a result of the PIK interest generated by certain of the investments in the Initial Portfolio that we will acquire from 10th Lane immediately prior to the consummation of this offering, the principal balances of these investments will likely increase over time, which may result in an increase in our portfolio's concentration in these specific investments. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income that will be included in income before we receive any corresponding cash payments, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

We will be exposed to risks associated with changes in interest rates.

    Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense to the extent we borrow, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

If Centre Lane Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

    Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of Centre Lane Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of Centre Lane Advisors' investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

    The principals of Centre Lane Advisors also manage other investment vehicles, and may in the future manage additional investment vehicles. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

    We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our income may be substantially lower than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with no operating history.

    We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. Although we will have an existing portfolio of investments as a result of the acquisition of the Initial Portfolio from 10th Lane and the additional participation interests purchased from 10th Lane, we anticipate that it will take us between six and twelve months to invest the remaining net proceeds of this offering and the concurrent private placement in accordance with our investment objective. During this period, we will invest these amounts in temporary investments, such as cash, cash equivalents, U.S. Government securities and other short-term high quality debt instruments, which we expect will earn yields substantially lower than the income that we anticipate receiving in respect of investments in senior secured loans, mezzanine loans and equity securities. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

    If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

If Centre Lane SBIC does not receive qualification from the SBA to be licensed as an SBIC or it is unable to comply with SBA regulations after it is licensed as an SBIC, our business plan and investment objective could be materially adversely affected.

    Centre Lane SBIC applied for an SBIC license from the SBA on April 5, 2011. However, the application to license Centre Lane SBIC as an SBIC is subject to SBA approval. If Centre Lane SBIC does not receive SBA approval to be licensed as an SBIC, our business plan and investment objective could be materially adversely affected. If Centre Lane SBIC receives this qualification, we will become subject to SBA regulations that may constrain our activities or the activities of Centre Lane SBIC. We may need to make allowances in our investment activity or the investment activity of Centre Lane SBIC to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objective that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that Centre Lane SBIC obtains an SBIC license, this would prohibit a change of control of us without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

    For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, purchase discount, and payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or purchase discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

    Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax, which would adversely affect the amount of cash available for distribution to our stockholders. See "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may not be able to pay you dividends and our dividends may not grow over time.

    We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC or of any credit facility with which we may enter into in the future could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, compliance with terms of any credit facility we may enter into and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

The highly competitive market in which we operate may limit our investment opportunities.

    A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, hedge funds, private equity funds, and other investment funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC or the various restrictions that U.S. federal income tax law imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

    We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

10th Lane's historical operating results were based on an investment strategy that primarily focused on the acquisition of existing investments from other investors and, as a result, may not necessarily be indicative of our future operating results given that we will focus on both direct investment originations and secondary market purchases of investments.

    10th Lane's historical operating results were based on an investment strategy that primarily focused on the acquisition of existing investments from other investors and, as a result, may not necessarily be indicative of our future operating results given that we will focus on both direct investment originations and secondary market purchases of investments. Although many of the same risks associated with the financing of leveraged companies pertain to both activities, we may be exposed to different risks due to the specific business considerations involved in connection with directly originating investments and the secondary market purchases of investments. For example, financing a new leveraged buyout with a primary originated loan could be riskier than acquiring existing debt of a company operating under consistent ownership. As a result, 10th Lane's historical operating results may not necessarily be indicative of our future operating results given that we will focus on both direct investment originations and secondary market purchases of investments.

The lack of experience of our investment advisor and its management in operating under the constraints imposed on us as a BDC may hinder the achievement of our investment objective.

    The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or U.S. public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. Government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. Centre Lane Advisors does not have experience investing under these constraints. These constraints, among others, may hinder Centre Lane Advisors' ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon the principals of our investment advisor for our future success, and if our investment advisor loses any of these individuals or if our investment advisor is unable to retain qualified personnel, our ability to achieve our investment objective could be significantly harmed.

    We depend on the principals of Centre Lane Advisors, including Messrs. Morgan, Schiff, and Lau, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These individuals are integral to Centre Lane Advisors asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to Centre Lane Advisors. The departure of any of the principals of Centre Lane Advisors or a significant number of its key investment personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that Centre Lane Advisors will remain our investment advisor or our administrator.

Centre Lane Advisors' liability will be limited under the investment management agreement, and we have agreed to indemnify Centre Lane Advisors against certain liabilities, which may lead our investment advisor to act in a riskier manner than it would when acting for its own account.

    Under the investment management agreement, Centre Lane Advisors will not assume any responsibility other than to render the services called for under that agreement, and it will not be responsible for any action of our board of directors in following or declining to follow Centre Lane Advisors' advice or recommendations. Under the terms of the investment management agreement, our investment advisor, its officers, members, personnel, any person controlling or controlled by our investment advisor will not be liable to us, any of our subsidiaries or any of our directors, members or stockholders for acts or omissions performed in accordance with and pursuant to the investment management agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of Centre Lane Advisor's duties under the investment management agreement. In addition, we have agreed to indemnify Centre Lane Advisors and each of its officers, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the investment management agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the investment management agreement. These protections may lead Centre Lane Advisors to act in a riskier manner than it would when acting for its own account.

Centre Lane Advisors can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in our operations that could adversely affect our business, results of operations and financial condition.

    Under the investment management agreement and administration agreement, Centre Lane Advisors has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If Centre Lane Advisors resigns, we may not be able to find a new investment adviser or administrator, as the case may be, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and our ability to pay distributions are likely to be adversely affected and the market price of Centre Lane Investment's common stock may decline. In addition, if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Centre Lane Advisors and its affiliates, the coordination of our internal management and investment activities is likely to suffer. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations and financial condition.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

    We intend to elect to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below the net asset value per share of our common stock without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and the net asset value per share of our common stock could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

    Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

    There may be times when Centre Lane Advisors and its principals have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the principals of Centre Lane Advisors, collectively, hold a controlling equity interest in one of the portfolio companies in which we will hold a debt investment immediately following the completion of this offering and the concurrent private placement. In addition, these same funds hold debt subordinated to another investment that will be held by us. As a result, the principals of Centre Lane Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the principals of Centre Lane Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to this portfolio company given that they also manage private investment funds that hold the equity interest in this portfolio company.

There may be conflicts related to obligations that Centre Lane Advisors' principals and investment personnel have to other clients.

    The principals and investment personnel of Centre Lane Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by Centre Lane Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Messrs. Morgan and Lau have and, following this offering, will continue to have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of Centre Lane Advisors. Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of Centre Lane Advisors currently manage private funds and managed accounts that are seeking new capital commitments and may pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of Centre Lane Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, Centre Lane Advisors. Although Centre Lane Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Centre Lane Partners. When the principals of Centre Lane Advisors identify an investment, they will be forced to choose which investment fund should make the investment.

The agreement relating to our acquisition of the Initial Portfolio, the investment management agreement and the administration agreement were not negotiated on an arm's length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

    The agreement relating to our acquisition of the Initial Portfolio, the investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including the purchase price for the Initial Portfolio and the fees payable to Centre Lane Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, certain members of our board of directors have financial and other interests in these agreements that differ from those of our stockholders and, as a result, these conflicts of interests may have negatively impacted the negotiated terms of these agreements. Also, there is a risk we may choose not to enforce, or to enforce less vigorously, our rights and remedies under these agreements because of our desire to maintain our ongoing relationship with Centre Lane Advisors and their respective affiliates. Any such decision, however, would breach our fiduciary obligations to our stockholders.

Centre Lane Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

    Centre Lane Advisors and its principals and personnel may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for Centre Lane Advisors that are not fully aligned with the interests of our stockholders.

    In the course of our investing activities, we will pay management and incentive fees to Centre Lane Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, Centre Lane Advisors will benefit when we incur debt or use leverage. The use of borrowed money may increase the likelihood of default, which would disfavor holders of our common stock, including investors in this offering and the concurrent private placement. Additionally, under the incentive fee structure, Centre Lane Advisors may benefit when capital gains are recognized and, because Centre Lane Advisors determines when a holding is sold, Centre Lane Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how Centre Lane Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review Centre Lane Advisors' services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, Centre Lane Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

    A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from Centre Lane Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Messrs. Morgan, Schiff, and Lau have a pecuniary interest in Centre Lane Advisors. The participation of Centre Lane Advisors' investment professionals in our valuation process, and the pecuniary interest in Centre Lane Advisors by certain members of our board of directors and senior management team, could result in a conflict of interest as the management fee that we will pay Centre Lane Advisors is based on our gross assets.

Conflicts related to other arrangements with Centre Lane Advisors.

    We have entered into a license agreement with Centre Lane Advisors under which Centre Lane Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Centre Lane." See "The Investment Advisor—License Agreement." In addition, we lease office space from Centre Lane Advisors and pay to Centre Lane Advisors our allocable portion of overhead and other expenses incurred by Centre Lane Advisors in performing its obligations under the administration agreement, such as rent and our allocable portion of the cost of services, facilities and personnel. This will create conflicts of interest that our board of directors must monitor. See "Certain Relationships and Related Party Transactions."

You may have current tax liabilities on distributions you reinvest in our common stock pursuant to our distribution reinvestment plan.

    Under our distribution reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock, unless you opt out of the distribution reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not "opted out" of the distribution reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in the common stock of Centre Lane Investment to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See "Distribution Reinvestment Plan."

We will incur significant costs as a result of being a publicly traded company.

    As a publicly traded company, we will incur legal, accounting and other expenses, which will be paid by us, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC. You will bear Centre Lane Investment's expenses indirectly through your investment in its common stock.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non- compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

    Upon completion of this offering and the concurrent private placement, we will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with our fiscal year ending December 31, 2012, our management will be required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

    Our business is highly dependent on the communications and information systems of Centre Lane Advisors and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of our common stock and our ability to pay dividends to our stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

Risks Related to Our Investments

Our investments are very risky and highly speculative.

    We intend to invest primarily in senior secured term loans issued by private middle-market companies, but may invest in other levels of the capital structure.

    Senior Secured Loans.    There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, including second lien loans, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

    Subordinated Loans.    In certain circumstances, we may invest in secured or unsecured subordinated debt in the form of mezzanine loans or notes. Subordinated debt may entitle creditors senior in ranking to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our subordinated investment. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of claims ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

    Equity Investments.    When we invest in debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

    In addition, investing in private middle-market companies involves a number of significant risks. See "—Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment."

Our investments are not rated by independent rating agencies.

    Investments in our portfolio are not rated by any rating agency. Debt in which we intend to invest in the future will typically not be rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer's capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

    We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. In addition, we may not realize gains from our equity investments in such issuers.

Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment.

    Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of Centre Lane Advisors' investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

    Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions, including the current economic conditions, and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets.

Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

    A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to file for bankruptcy protection, even though we or one of our affiliates may have structured our interest in such portfolio company as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court may re-characterize our debt holding as equity and subordinate all or a portion of our claim to claims of other creditors.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

    As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, our board of directors may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•
a comparison of the portfolio company's securities to publicly traded securities;

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the enterprise value of a portfolio company;

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the nature and realizable value of any collateral;

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the portfolio company's ability to make payments and its earnings and discounted cash flow;

•
the markets in which the portfolio company does business; and

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changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

    When an external event such as a purchase transaction, public offering or subsequent sale occurs, we will use the pricing indicated by the external event to corroborate its valuation. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

    We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

    We intend to invest primarily in senior secured debt issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

    Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company's remaining assets, if any.

    We may also invest in unsecured or subordinated debt, which could entitle secured creditors and creditors senior in ranking to receive payments of interest or principal on or before the dates on which we are entitled to receive such payments. Furthermore, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of claims ranking senior to ours in that portfolio company, or holders of secured assets of the portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying these creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of holders of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

    The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

    The loans in which we invest are callable at any time, most of them at no premium to par. It is not clear at this time when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital, such as downward changes in interest rates. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan called early may reduce the achievable yield below the stated yield to maturity contained therein if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

    Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as "follow-on" investments in order to: (1) attempt to preserve or enhance the value of our initial investment; (2) increase or maintain in whole or in part our equity ownership percentage; or (3) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing.

    We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

    To maintain our status as a BDC, we are not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our incentive fee may induce our investment advisor to make certain investments, including speculative investments.

    The incentive fee payable by us to Centre Lane Advisors may create an incentive for Centre Lane Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Centre Lane Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage Centre Lane Advisors to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, Centre Lane Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, Centre Lane Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment advisor with respect to our pre-incentive fee net investment income.

    We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Centre Lane Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Centre Lane Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

    Our board of directors will endeavor to monitor these potential conflicts in connection with its oversight responsibilities.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

    Our investment advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income (as determined in accordance with the investment management agreement) for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

    Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

    Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

    We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

    While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

    We currently expect that a significant portion of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

Risks Related to Our Operations as a BDC and a RIC

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

    We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, the net asset value per share of our of common stock may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

    Our business will in the future require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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Senior Securities.  As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank "senior" to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock.  Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below the net asset value per share of our common stock without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the below the net asset value per share of our common stock, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

    We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain

"joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment advisor or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

    We may, however, co-invest with our investment advisor and its affiliates' other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment advisor, acting on our behalf and on behalf of other clients, negotiates no term other than price.

    In situations where co-investment with other funds managed by Centre Lane Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other clients of Centre Lane Advisors, Centre Lane Advisors will need to decide which client will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by Centre Lane Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Our ability to sell or otherwise exit investments in which affiliates of Centre Lane Advisors also have an investment may be restricted.

    Pursuant to the 1940 Act, unless and until we receive exemptive relief from the SEC permitting us to do so, we may be limited in certain circumstances in our ability to sell or otherwise exit investments in which affiliates of Centre Lane Advisors also have an investment. In addition, because certain affiliates of the principals of our investment advisor have investments in two of our portfolio companies, Erickson Air-Crane Incorporated and Evergreen International Aviation, Inc., we may be limited in our ability to sell or otherwise exit such investments in circumstances in which it would be advantageous for us to do so. There can be no assurance that we will seek or obtain exemptive relief from the SEC permitting us to sell or otherwise exit such investments to the extent required by the 1940 Act. These restrictions ordinarily do not apply to loan prepayments by portfolio companies that are made pursuant to the terms of the investments.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

    Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

    As a BDC, we may not acquire any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See "Regulation." We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

    Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2011 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must, among other things, meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

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The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of stock or securities or certain similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

    If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

 Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

    Prior to this offering, there has been no public trading market for our common stock and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

A significant portion of our total outstanding shares of common stock is restricted from immediate resale and subject to a letter agreement to vote our shares of common stock in the same proportion as other holders, but may be sold into the public market in the near future. If there are substantial sales of these such shares of our common stock, or the perception that these sales could occur in the future, the trading price of our common stock could decline and there may be a substantial dilution of your voting power.

    The trading price of our common stock could decline as a result of sales of a large number of shares of our common stock in the public market after this offering. The perception that these sales could occur may also depress the trading price of our common stock. We will have 11,650,827 shares of common stock outstanding after the completion of this offering. Of these shares, the common stock sold in this offering will be freely tradable, except for any shares purchased by our "affiliates," as defined in Rule 144 under the Securities Act.

    Centre Lane Advisors, our officers and directors, and the holders of shares of our common stock have agreed with the underwriters, subject to certain exceptions, not to offer, sell, pledge or otherwise dispose of any of their common stock during the period beginning on the date of this prospectus and continuing through the date 180 days after the date of this prospectus (subject to extension under certain circumstances), except with the prior written consent of Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC.

    However, Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC can waive the provisions of these lock-up agreements and allow these stockholders to sell their shares at any time. After the expiration of the 180-day restricted period (subject to extension under certain circumstances), these shares may be sold in the public market, subject to prior registration under the Securities Act or reliance upon an exemption from registration under the Securities Act, including Rule 144. See "Shares Eligible for Future Sales."

    In this regard, we have entered into a registration rights agreement with 10th Lane with respect to the 5,650,826 shares of common stock, or 48.5% of our shares of common stock outstanding after this offering, that we will issue to it in connection with our purchase of the Initial Portfolio and the concurrent private placement pursuant to which we have granted it or the holders of a majority of shares subject to the registration rights agreement transferred to them by 10th Lane (the "Subsequent Holders"), after 180 days after the date of this prospectus, certain demand and piggyback registration rights with respect to the shares of common stock owned by them.

    Specifically, the registration rights agreement provides that 10th Lane or the Subsequent Holders can require us to file a registration statement with the SEC to register for the public resale the shares of our common stock owned by 10th Lane or the Subsequent Holders, so called "demand" registration rights. In addition, 10th Lane or the Subsequent Holders will have so-called "piggyback" registration rights, which means that they may include their shares of our common stock in any future registration of our common stock, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of our stockholders.

    If we do register the shares of our common stock subject to the registration rights agreement, such registration and/or the actual sale of the shares registered thereunder may depress the market price of our common stock.

    We have entered into a letter agreement with 10th Lane pursuant to which it has agreed to vote all shares of our common stock held by it in the same proportion as the vote of all other holders of our common stock. Shares transferred by 10th Lane may not be subject to the letter agreement or a similar arrangement. If 10th Lane transfers a significant number of its shares of our common stock, you will experience a substantial dilution in your voting power.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

    Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

    We currently anticipate that, depending on market conditions, it may take us up to one year to invest the remaining net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

We may choose to pay dividends in our own common stock, in which case our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

    We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. IRS Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 10% of the aggregate declared distribution. Under Revenue Procedure 2010-12, if too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash. If the requirements of Revenue Procedure 2010-12 are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

    Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph (whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise). See "Distributions."

There is a risk that you may not receive distributions or that our distributions may not grow over time.

    We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

Investing in our common stock may involve an above average degree of risk.

    The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

In the event that 10th Lane sells a significant portion or all of the common stock that it will hold in us upon the completion of this offering to one individual or entity or a group, your ability to influence the outcome of key transactions may be limited.

    After the completion of this offering and the other transactions described in this prospectus, and assuming no exercise of the underwriters' option to purchase additional shares, 10th Lane will beneficially own approximately 48.5% of the outstanding shares of our common stock. Pursuant to a letter agreement by and between 10th Lane and us, 10th Lane must vote the shares of our common stock that it holds in the same manner and in the same proportion as the other holders of our common stock. However, if 10th Lane sells a significant portion or all of the common stock that it will hold in us upon the completion of this offering to one individual or entity or a group, that individual, entity or group will not be bound by such letter agreement. In that event, any such individual, entity or group may be able to exert influence over, or control, our management and policies. Moreover, such concentration of ownership could have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

Our common stock price may be volatile and may fluctuate substantially.

    As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price you receive may be more or less than your original investment. The net asset value per share of our common stock will be reduced immediately following our initial offering by the amount of the sales load and offering expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

    The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•
significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•
changes in regulatory policies or tax guidelines, particularly with respect to BDCs or RICs;

•
loss of RIC status;

•
changes in earnings or variations in operating results;

•
changes in the value of our portfolio of investments;

•
any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•
departure of key personnel from our investment advisor;

•
operating performance of companies comparable to us;

•
general economic trends and other external factors; and

•
loss of a major funding source.

Certain provisions of the Delaware General Corporation Law and our amended and restated certificate of incorporation and amended and restated bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

    The Delaware General Corporation Law, our amended and restated certificate of incorporation and our amended and restated bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. For example, under our amended and restated certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. This provision could delay the replacement of a majority of the board of directors for up to two years. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    In addition to factors previously identified elsewhere in this prospectus, including the "Risk Factors" section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

  •
  changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

  •
  the relative and absolute investment performance and operations of our investment advisor;

  •
  the impact of increased competition;

  •
  the impact of our future investment acquisitions and divestitures;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the timing of cash flows, if any, from operations of our portfolio companies;

  •
  the impact of legislative and regulatory actions and reforms, including the impact of The Dodd-Frank Wall Street Reform and Consumer Protection Act on our business, and regulatory, supervisory or enforcement actions of government agencies relating to us or Centre Lane Advisors;

  •
  our contractual arrangements and relationships with third parties;

  •
  any future financings by us;

  •
  the ability of Centre Lane Advisors to attract and retain highly talented professionals;

  •
  actual and potential conflicts of interest with Centre Lane Advisors and other affiliates of Centre Lane Partners;

  •
  the impact of changes to tax legislation and, generally, our tax position; and

  •
  the unfavorable resolution of legal proceedings.

    This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as "trend," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "potential," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve" and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may" or similar expressions.

    Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements, except as required by law. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

 USE OF PROCEEDS

    The net proceeds of the offering and the concurrent private placement are estimated to be approximately $84.0 million (approximately $94.5 million if the underwriters exercise their option to purchase additional shares in full), assuming an offering of 6,000,000 shares of common stock in this offering at the assumed initial public offering price of $12.50 per share (the mid-point of the range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $760,000 payable by us.

    We intend to use a portion of the net proceeds from this offering and from the concurrent private placement to purchase an additional $12.4 million of debt in three of the companies that comprise our Initial Portfolio (including a $3.9 million second lien loan in EDC Holding Company, a $3.2 million second lien loan in United Road Services, Inc., and a $5.3 million second lien loan in Evergreen International Aviation, Inc.) and the remaining proceeds to make investments in portfolio companies in accordance with our investment objective and for general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within one year, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

    Pending investments in accordance with our investment objectives and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or "temporary investments," as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See "Regulation—Temporary Investments."

 DISTRIBUTIONS

    We intend to make quarterly distributions to our stockholders commencing the first full calendar quarter following the quarter in which this offering is completed. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

    Our board of directors intends to declare a dividend of approximately $0.25 per share for the second quarter of 2011. This dividend payment is contingent upon the completion of this offering during the second quarter of 2011. The amount of any such dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. For the remainder of the calendar year 2011, we are targeting a quarterly dividend of $0.25 to $0.29 per share. Although we expect this dividend to increase in future years, it is not guaranteed. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

    We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of our assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (3) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of our senior securities may prevent us from making distributions.

    We intend to maintain an "opt out" distribution reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not "opted out" of our distribution reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See "Distribution Reinvestment Plan."

    We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. IRS Revenue Procedure 2010-12 temporarily allows a RIC whose stock is publicly traded on an established securities market in the United States to distribute its own stock as a dividend for the purpose of fulfilling its distribution requirements. Pursuant to this revenue procedure, a RIC may treat a distribution of its own stock as fulfilling its distribution requirements if (i) the distribution is declared on or before December 31, 2012, with respect to a taxable year ending on or before December 31, 2011, and (ii) each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 10% of the aggregate declared distribution. Under Revenue Procedure 2010-12, if too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 10% of his or her entire distribution in cash. If the requirements of Revenue Procedure 2010-12 are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. See "Material U.S Federal Income Tax Considerations" for tax consequences to stockholders upon receipt of such dividends.

    Revenue Procedure 2010-12 is temporary in that it does not apply to dividends declared with respect to taxable years ending after December 31, 2011. It is uncertain whether, and no assurances can be given that, the Internal Revenue Service will extend such guidance for taxable years ending after December 31, 2011. Where Revenue Procedure 2010-12 is not currently applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of Revenue Procedure 2010-12) if certain requirements are satisfied. While it is generally expected that the Internal Revenue Service may continue such ruling policy, no assurances can be given that the Internal Revenue Service will not discontinue or adversely alter such ruling policy. Whether pursuant to Revenue Procedure 2010-12, a private letter ruling or otherwise, we reserve the option to pay any future dividend in cash and stock. However, no assurances can be given that we will be able to pay any dividend in cash and stock.

 CAPITALIZATION

    The following table sets forth:

•
The actual capitalization of Centre Lane Investment Corp. at March 31, 2011.

•
The pro forma capitalization of Centre Lane Investment Corp. giving effect to the completion of the acquisition of the Initial Portfolio.

•
The pro forma capitalization of Centre Lane Investment Corp. giving effect to the completion of the acquisition of the Initial Portfolio, as adjusted to reflect the (i) sale of 6,000,000 shares of our common stock in this offering at an assumed public offering price of $12.50 per share (the mid-point of the initial public offering price set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $760,000 payable by us, and (ii) sale of $15 million of shares of our common stock in this offering to 10th Lane Finance Co., LLC at an assumed public offering price of $12.50 per share (the mid-point of the initial public offering price set forth on the cover page of this prospectus).

    This table assumes no exercise of the underwriters' option to purchase additional shares. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

	Actual	Pro-Forma	Pro-Forma As Adjusted
Assets:
Cash and cash equivalents	$—	$—	$83,990,000
Investments at fair value	—	67,652,555	67,652,555
Interest receivable		819,779	819,779
Other assets	393,163	393,163	393,163

Total assets	$393,163	$68,865,497	$152,855,497
Liabilities:
Other liabilities	$448,289	$448,289	$448,289
Note payable(2)	—	819,779	819,779

Total liabilities	$448,289	$1,268,068	$1,268,068
Stockholders' equity
Common stock, par value $0.00001 per share; 100,000,000 shares authorized; 1 share outstanding, actual; 4,450,827 shares issued and outstanding(1), pro forma; 11,650,827 shares issued and outstanding, pro forma, as adjusted	$—	$45	$117
Capital in excess of par value	—	67,652,510	151,642,438
Accumulated net loss	$(55,126)	$(55,126)	$(55,126)

Total stockholders' equity	$(55,126)	67,597,429	151,587,429
Net asset value per share	—	$15.19	$13.01

(1)
Reflects 4,450,826 shares issued in exchange for the Initial Portfolio.
(2)
Centre Lane Investment will issue to 10th Lane a six month non-interest bearing note for any accrued interest on the Initial Portfolio at the time of its acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

    The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

    We are a specialty finance company that lends to and invests in U.S. middle-market companies. We are managed by Centre Lane Advisors, whose principals collectively have over 45 years of experience originating, evaluating and monitoring investments in U.S. middle-market companies. Centre Lane Advisors is an affiliate of Centre Lane Partners, a private investment firm that manages in excess of $400 million through various affiliates across a broad range of complementary investing classes, including leveraged lending, special situations, distressed (debt and equity), and private equity (control and non-control). Following the completion of this offering, we will be a closed-end, non-diversified investment company that has elected to be treated as a business development company under the 1940 Act. We intend to elect, effective for 2011, to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income or gains we distribute (actually or constructively) to our stockholders as dividends.

    We were incorporated in November 2010 as a Delaware corporation and plan to commence operations following this offering. Shortly prior to the time we elect to be regulated as a BDC, we intend to purchase from 10th Lane for 4,450,826 shares of our common stock in a private placement at $15.20 per share, all of 10th Lane's portfolio assets, which are described elsewhere in this prospectus and which we refer to as the Initial Portfolio, at their fair value as determined by our board of directors. Given that there is no readily available market value for any of the investments in the Initial Portfolio, our board of directors engaged an independent valuation firm in connection with our acquisition of these assets to aid it in determining the fair value of these assets held by 10th Lane at March 31, 2011. Specifically, the fair value of the investments in the Initial Portfolio held on March 31, 2011 of $65.1 million was determined and approved by our board of directors, which includes a majority of independent directors, with the assistance of an independent valuation firm. The fair value of the Initial Portfolio as of March 31, 2011 is referred to as the Transfer Value. Between March 31, 2011 and the date we acquire the Initial Portfolio, which will be immediately prior to the consummation of the initial public offering, the Transfer Value for the Initial Portfolio will be adjusted as follows: (i) reduced as a result of principal payments on and sales of debt securities held by 10th Lane and redemptions and sales of preferred equity securities held by 10th Lane subsequent to March 31, 2011, and (ii) increased to take into account the origination of additional investments subsequent to March 31, 2011 (which investments will be valued at the purchase price thereof). As so adjusted, the Transfer Value of the Initial Portfolio was $67.7 million as of May 31, 2011. Immediately prior to our acquisition of the Initial Portfolio, we will make any necessary adjustments to the Transfer Value based on clauses (i) and (ii) above and our board of directors will approve the Transfer Value, as adjusted, with confirmation from the independent valuation firm that there has been no material change in the fair value of the investments it has reviewed in the Initial Portfolio. In addition, we will issue to 10th Lane a six month non-interest bearing note for any accrued but unpaid interest on investments that comprise the Initial Portfolio at the time of our acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

    As of March 31, 2011, and as adjusted for subsequent investment repayments and new investments (which are valued at cost), the Initial Portfolio was comprised of investments in nine portfolio companies with an aggregate fair value of $67.7 million and a weighted average yield of approximately 14.7% (this yield includes all cash and PIK interest on all investments, however it excludes the discount on one near term maturing investment which if fully repaid at the stated maturity would result in a portfolio yield of 18.3%). The yield includes a cash component of 11.0%. Approximately 54.4% of the Initial Portfolio was invested in first lien loans, 37.7% in second lien loans, 7.5% in unsecured notes and 0.4% in preferred equity. Further, 78.1% of the Initial Portfolio was in floating rate investments and 21.9% was in fixed rate investments. 10th Lane is managed by the principals of our investment advisor.

    We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after completion of this offering. If we enter into the Senior Credit Facility, we expect that it will provide us with access of up to $35 million in available borrowings, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction. We do not intend to utilize the Senior Credit Facility until we have invested substantially all of the proceeds of this offering and the concurrent private placement.

Current Market Conditions

    Since mid-2007, the global financial markets have experienced stress, volatility, illiquidity, and disruption. As a result, several major financial institutions and many smaller lenders have become insolvent, been acquired, or exited or greatly diminished their lending activities. While the market has rebounded off of the trough, the main beneficiaries have been larger capitalization companies with access to the high yield market. Middle-market companies continue to experience challenges accessing sufficient capital to refinance the record levels of debt placed during the market peak. As such, our deal pipeline remains robust, with high quality transactions available at attractive risk-adjusted returns.

Critical Accounting Policies

FASB Accounting Standards Codification

    The issuance of FASB Accounting Standards CodificationTM, or the Codification, on July 1, 2009 (effective for interim or annual reporting periods ending after September 15, 2009), changes the way that U.S. generally accepted accounting principles, or GAAP, are referenced. Beginning on that date, the Codification officially became the single source of authoritative nongovernmental GAAP; however, SEC registrants must also consider rules, regulations, and interpretive guidance issued by the SEC or its staff. The switch affects the way companies refer to GAAP in financial statements and in their accounting policies. References to standards will consist solely of the number used in the Codification's structural organization.

    Consistent with the effective date of the Codification, financial statements for periods ending after September 15, 2009, refer to the Codification structure, not pre-Codification historical GAAP.

Basis of Presentation

    The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

    We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

    Under Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

    Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We require portfolio companies to provide annual and quarterly financial statements, as well as annual projections for the upcoming fiscal year.

    Under the income approach, we generally prepare and analyze the internal rate of return of our debt investments based on the expected future cash flow streams. Under the bond yield approach, we review bond yields of similar companies and compare such yields to the internal rate of return of our debt investments. We review various sources of transactional data, including private merger and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

    Our board of directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

  •
  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team within our investment advisor responsible for the portfolio investment;

  •
  Preliminary valuations will then be reviewed and discussed with the principals of our investment advisor;

  •
  Separately, an independent valuation firm engaged by our board of directors will provide third party valuation consulting services with respect to our investments at least annually for all investments greater than $1.0 million and held in our portfolio for at least six months. As part of the valuation process, the independent valuation firm reviews the credit documents, audited financial statements, interim financial statements, financial projections, our internal credit memos, as well as other documents as necessary, for each of our investments. After reviewing the documents, the independent valuation firm conducts various analyses including (i) historical and projected financial results, (ii) cash flow and credit ratios, (iii) comparable public and private companies and transactions, (iv) current and projected financial covenants, (v) internal rate of return based upon the expected future cash flow streams, and (vi) bond yields of comparable companies. Based on these analyses, the independent valuation firm provides fair value on each of our investments as of the appropriate valuation date.

  •
  The deal team within our investment advisor responsible for the portfolio investment will compare and contrast its preliminary valuations to the preliminary valuations of the independent valuation firms;

  •
  The deal team within our investment advisor responsible for the portfolio investment will prepare a valuation report for the audit committee of our board of directors;

  •
  The audit committee of our board of directors will be apprised of the preliminary valuations of the independent valuation firm;

  •
  The audit committee of our board of directors will review the preliminary valuations, and the deal team will respond and supplement the preliminary valuations to reflect any comments provided by the audit committee;

  •
  The audit committee of our board of directors will make a recommendation to the board of directors; and

  •
  Our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

    Our board of directors will be solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and our consistently applied valuation process. Our board of directors will engage an independent valuation firm to provide us with valuation assistance on selected portfolio securities each quarter; however, our board of directors is ultimately and solely responsible for determining the fair value of our investments in good faith. The fair value of the Initial Portfolio held by 10th Lane at March 31, 2011 was determined and approved by our board of directors, with the assistance of an independent valuation firm.

Revenue Recognition

Interest and Dividend Income

    Interest income, adjusted for amortization of premium and accretion of original issue or market discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

    We receive a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

Payment-in-Kind (PIK) Interest and Original Issue Discount (OID) and Purchase Discount (PD)

    Our loans may contain a contractual PIK interest provision or have been acquired at a discount at origination, or OID, or with a secondary purchase discount, or PD. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, and the OID or PD, which represents the discount to the face amount contractually owed to us over the life of the transaction, are generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest, OID or PD if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest, OID or PD involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company's business development success, including product development, profitability and the portfolio company's overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company's management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest, OID or PD on a loan or debt security. Our determination to cease accruing PIK interest, OID or PD on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, OID or PD, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest, OID or PD.

    To obtain and maintain our status as a RIC, PIK income and accretion of OID and PD must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest, OID or PD.

Portfolio Composition

    The investments that comprise the Initial Portfolio consist primarily of senior secured loans in privately-held companies. These loans are secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between two and four years) and bear interest at either floating or fixed rates. In addition, the Initial Porfolio has one unsecured loan, one preferred equity investment and one common equity investment (fair value of common equity is zero).

    A summary of the composition of the Initial Portfolio at par value and fair value as of May 31, 2011, as a percentage of total investments is shown in the following tables:

Portfolio Mix by Asset Class

	May 31, 2011
	Par Value		Fair Value
$ in thousands Security Type	$	%	$	%
First Lien	$39,292	56.0%	$36,794	54.4%
Second Lien	25,475	36.3%	25,475	37.7%
Unsecured Debt	5,085	7.3%	5,085	7.5%
Preferred Equity	299	0.4%	299	0.4%

Total	$70,151	100.0%	$67,653	100.0%

Portfolio Mix By Industry

	May 31, 2011
	Par Value		Fair Value
$ in thousands Industry	$	% Total	$	% Total
Aerospace & Defense	$25,009	35.7%	$25,009	37.0%
Logistics	14,347	20.4%	13,912	20.6%
Printing	10,000	14.3%	9,400	13.9%
Media	9,146	13.0%	7,683	11.4%
Technology	7,333	10.5%	7,333	10.8%
Business Services	4,017	5.7%	4,017	5.9%
Food & Beverage	299	0.4%	299	0.4%

Total	$70,151	100.0%	$67,653	100.0%

Portfolio Asset Quality

    We employ a grading system to assess and monitor the credit risk of our investment portfolio. We rate all investments on a scale from 1 to 4. The system is intended to reflect the performance of the borrower's business, the collateral coverage of the loan, and other factors considered relevant to making a credit judgment.

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  Investment Rating 1 is used for investments that are performing above expectations.

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  Investment Rating 2 is used for investments that are performing in-line with expectations and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

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  Investment Rating 3 is used for investments that are performing below expectations and risk has increased since the original investment. These investments require closer monitoring, but we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

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  Investment Rating 4 is used for investments that are performing substantially below our expectations and risks have increased substantially since the original investment. We expect some loss of investment return.

    As of March 31, 2011 and based upon developments in the portfolio through May 16, 2011, 92.4% of the Initial Portfolio, including subsequent repayments and new investments at cost, had an investment rating of 2 and 7.6% had an investment rating of 3.

Loans and Debt Securities on Non-Accrual Status

    As of March 31, 2011 and at all times since 10th Lane's initial investment in each portfolio company, all investments that comprise the Initial Portfolio were current on their contractual principal and interest payments to us and thus no investments were on non-accrual status.

Financial Condition, Liquidity and Capital Resources

Other Sources of Liquidity

    We will generate cash from the net proceeds of this offering, the concurrent private placement and any future offerings of securities and cash flows from operations, including earnings on investments in the Initial Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities or other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after completion of this offering. If we enter into the Senior Credit Facility, we expect that it will provide us with access of up to $35 million in available borrowings, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction.

    Although we expect to fund the growth of our investment portfolio through the net proceeds from this offering, or future borrowings to the extent permitted by the 1940 Act, our plans to raise capital may not be successful.

    In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings, if any. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

    Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

    Finally, through a wholly-owned subsidiary, we will seek to obtain a license from the SBA to operate an SBIC. In this regard, on April 5, 2011, our wholly-owned subsidiary, Centre Lane SBIC, LP, applied for an SBIC license. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

    In the event that we receive an SBIC license, it will allow our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury notes with 10-year maturities.

    SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in equity capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

    In the event that we receive an SBIC license, we will apply for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. If we receive an exemption for SBA debt, we would have increased flexibility under the 200% asset coverage test.

Senior Credit Facility

    We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after completion of this offering. If we enter into the Senior Credit Facility, it is expected to provide for borrowings up to $35 million, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction.

Off-Balance Sheet Arrangements

    We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of March 31, 2011, we did not have any off-balance sheet arrangements.

Related Party Transactions

    We have entered into an investment advisory agreement with Centre Lane Advisors, our investment advisor. Centre Lane Advisors is controlled by Messrs. Morgan, Schiff and Lau, who are the executive chairman of our board of directors, president, and managing director, respectively. Pursuant to the investment advisory agreement, fees payable to our investment advisor will be equal to (a) a base management fee of 1.75% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. The Advisor agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through

December 31, 2011. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income for the immediately preceding quarter, subject to a preferred return, or hurdle, and a "catch up" feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

    Pursuant to the administration agreement with Centre Lane Advisors, it will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, Centre Lane Advisors will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay Centre Lane Advisors our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and his staff. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

    We have also entered into a license agreement with Centre Lane Advisors pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name "Centre Lane." Under this agreement, we will have a right to use the "Centre Lane" name, for so long as Centre Lane Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the "Centre Lane" name. Centre Lane Advisors is controlled by Mr. Morgan.

    In connection with the purchase of the Initial Portfolio and the concurrent private placement, we have entered into a registration rights agreement with 10th Lane pursuant to which it has the right to demand (but only once) that we, at our expense, prepare and file a registration statement to register under the Securities Act the shares of our common stock that it owns; provided that the aggregate amount of common stock registered must be at least $5.0 million. Such demand right does not become operative until 180 days following the date of this prospectus. 10th Lane also has piggyback registration rights which give it the right to require us to include in a registration statement filed by us at any time following 180 days after the date of this prospectus the shares of common stock it owns.

    We have entered into a letter agreement with 10th Lane pursuant to which it has agreed to vote all shares of our common stock held by it in the same proportion as the vote of all other holders of common stock.

Recent Developments

    The following material developments to the Initial Portfolio have occurred subsequent to March 31, 2011:

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  Terphane Holdings, LLC fully repaid its outstanding notes;

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  10th Lane acquired $10.0 million of first lien senior secured notes of The Sheridan Group, Inc. for $9.4 million; and

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10th Lane acquired an additional $3.4 million of second lien senior secured term loan of Evergreen International Aviation, Inc. at par.

Recently Issued Accounting Standards

    See Note 2 to the financial statements for a description of recent accounting pronouncements.

Quantitative and Qualitative Disclosures about Market Risk

    We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments and cash and cash equivalents. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent any of our debt investments include floating interest rates. Some of our debt investments are made with fixed interest rates for the term of the investment. As of March 31, 2011, 78.2% and 78.1% of our debt investment portfolio at fair value and par value, respectively, bore interest at floating rates. As of March 31, 2011, based on our applicable levels of floating-rate debt investments, a 1.0% change in interest rates would not have a material effect on our level of interest income from debt investments.

BUSINESS

General

    We are a specialty finance company that lends to and invests in U.S. middle-market companies. We are managed by Centre Lane Advisors, whose principals collectively have over 45 years of experience originating, evaluating and monitoring investments in U.S. middle-market companies. Centre Lane Advisors is an affiliate of Centre Lane Partners, a private investment firm that manages in excess of $400 million through various affiliates across a broad range of complementary investing classes, including leveraged lending, special situations, distressed (debt and equity), and private equity (control and non-control). We expect to benefit from the skills and experience of the principals of Centre Lane Advisors and its affiliation with Centre Lane Partners to primarily make debt investments that generate contractual cash interest payments to allow us to provide our stockholders with consistent dividend distributions, as supplemented by PIK interest, the realization of the full face value on debt securities acquired at a discount and other forms of income.

    From the time that 10th Lane, a credit investing vehicle formed by the principals of our investment advisor, commenced investment operations in February 2009 through March 31, 2011, 10th Lane originated approximately $205.4 million of investments (which includes $57.7 million of investments that were syndicated to other lenders) primarily in connection with the acquisition of existing senior secured U.S. middle-market debt from other investors. Over that time, the investors in 10th Lane earned an annualized rate of return of 27.7%, net of all fees and expenses and without the benefit of leverage. The investment objective, strategy and fee structure of 10th Lane are substantially similar to those of Centre Lane Investment. However, the performance of 10th Lane is not necessarily indicative of our future performance. See "Risk Factors—Risks Related to Our Business—Our investment advisor may not be able to achieve the same or similar returns as those historically achieved by the principals of our investment advisor or Centre Lane Partners."

    We will focus on making senior secured debt investments in U.S. middle-market companies through (i) our direct origination of these investments in connection with leveraged buyout transactions (which occur when an investor, such as a private equity sponsor or management team, acquires a controlling interest in a company's equity and where a significant percentage of the purchase price is financed through borrowings) and refinancing transactions and (ii) through the privately negotiated purchase of similar existing investments from other investors seeking to convert their investments into cash for various reasons. These reasons include an inability or unwillingness to manage companies in special situations such as operational turnarounds, bankruptcy or default due, in part, to overleveraged capital structures rather than poor business fundamentals, pending loan maturities with uncertainty as to their refinancing options and companies operating in out-of-favor industries or which are otherwise considered to be "out-of-the-box" by traditional lenders.

    Although we will concentrate on making senior secured debt investments, we may invest throughout a company's capital structure, including in subordinated debt, equity and equity-related securities such as warrants, convertible securities and other rights to acquire equity securities in a company, in connection with sales of existing investments by other investors, strategic acquisitions, business expansion and other growth initiatives, and recapitalizations. We may also consider providing bridge loans, DIP loans, and other debt financings that draw upon the investment experience and skills of the principals of Centre Lane Advisors and its affiliation with Centre Lane Partners.

    Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by lending to and investing primarily in U.S. middle-market companies with annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) generally from $5 million to $100 million, with an emphasis on the lower half of this range. We will endeavor to (i) capitalize on our investment advisor's strong relationships with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources; (ii) focus on both private equity sponsored and non-private equity sponsored transactions involving middle-market companies which we believe offer higher yielding debt investment opportunities, lower leverage levels and other terms more favorable than transactions involving larger companies; (iii) acquire loans from existing investors and lenders at discounts to the amount contractually required to be repaid at maturity; (iv) employ disciplined underwriting and investment policies and rigorous portfolio management practices; (v) structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns; and (vi) leverage the skills and experience of our investment advisor.

    We were incorporated in November 2010 as a Delaware corporation and plan to commence operations following this offering and the concurrent private placement. Shortly prior to the time we elect to be regulated as a BDC, we intend to purchase from 10th Lane for 4,450,826 shares of our common stock in a private placement at $15.20 per share, all of 10th Lane's portfolio assets, which are described elsewhere in this prospectus and which we refer to as the Initial Portfolio, at their fair value as determined by our board of directors. Given that there is no readily available market value for any of the investments in the Initial Portfolio, our board of directors engaged an independent valuation firm in connection with our acquisition of these assets to aid it in determining the fair value of these assets held by 10th Lane at March 31, 2011. Specifically, the fair value of the investments in the Initial Portfolio held on March 31, 2011 of $65.1 million was determined and approved by our board of directors, which includes a majority of independent directors, with the assistance of an independent valuation firm. The fair value of the Initial Portfolio as of March 31, 2011 is referred to as the Transfer Value. Between March 31, 2011 and the date we acquire the Initial Portfolio, which will be immediately prior to the consummation of the initial public offering, the Transfer Value for the Initial Portfolio will be adjusted as follows: (i) reduced as a result of principal payments on and sales of debt securities held by 10th Lane and redemptions and sales of preferred equity securities held by 10th Lane subsequent to March 31, 2011, and (ii) increased to take into account the origination of additional investments subsequent to March 31, 2011 (which investments will be valued at the purchase price thereof). As so adjusted, the Transfer Value of the Initial Portfolio was $67.7 million as of the date of this preliminary prospectus. Immediately prior to our acquisition of the Initial Portfolio, we will make any necessary adjustments to the Transfer Value based on clauses (i) and (ii) above and our board of directors will approve the Transfer Value, as adjusted, with confirmation from the independent valuation firm that there has been no material change in the fair value of the investments it has reviewed in the Initial Portfolio. In addition, we will issue to 10th Lane a six month non-interest bearing note for any accrued but unpaid interest on investments that comprise the Initial Portfolio at the time of our acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

    As of March 31, 2011, pro forma for subsequent repayments and new investments at cost, the Initial Portfolio was comprised of investments in nine portfolio companies with an aggregate fair value of $67.7 million and a weighted average yield of approximately 14.7% (this yield includes all cash and PIK interest on all investments, however it excludes the discount on one near term maturing investment which if fully repaid at the stated maturity would result in a portfolio yield of 18.3%). The yield includes a cash component of 11.0%. Approximately 54.4% of the Initial Portfolio was invested in first lien loans, 37.7% in second lien loans, 7.5% in unsecured notes and 0.4% in preferred equity. Further, 78.1% of the Initial Portfolio was in floating rate investments and 21.9% was in fixed rate investments.

Portfolio by Type	Portfolio by Floating/Fixed

    We intend to use a portion of the net proceeds from this offering and from the concurrent private placement to purchase an additional $12.4 million of debt in three of the companies that comprise our Initial Portfolio (including a $3.4 million second lien loan in EDC Holding Company, a $3.2 million second lien loan in United Road Services, Inc., and a $5.3 million second lien loan in Evergreen International Aviation, Inc.)

    We will be an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act upon the completion of this offering and the concurrent private placement. As a BDC, we will be required to comply with numerous regulations. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See "Regulation." We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations." As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.

    We have executed a non-binding term sheet to enter into the Senior Credit Facility, which we expect will be consummated after the completion of this offering, with an interest rate of LIBOR plus 3.75% and a 1% LIBOR floor. The Senior Credit Facility would be a three year revolving credit facility in a principal amount of up to $35 million, with a commitment from Capital One, N.A. to provide up to $15 million of such borrowing amount subject to syndication to additional lenders for the remainder. If we enter into the Senior Credit Facility, we expect to use it to provide partial funding for qualified BDC investments, but do not intend to do so before we have invested substantially all of the proceeds of this offering. In addition, it is expected that the Senior Credit Facility will have an accordion feature that will allow us to seek up to a total of $50 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments. Our ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions. In addition, our ability to borrow funds under the Senior Credit Facility will be subject to a number of conditions, including certain investment diversity requirements for which we expect to comply after additional investments are made through use of the proceeds of this offering. We cannot assure you that we will be able to complete this transaction.

    Our wholly owned subsidiary, Centre Lane SBIC, applied for an SBIC license from the SBA on April 5, 2011. If Centre Lane SBIC receives an SBIC license from the SBA and certain other conditions are satisfied, including the required capitalization of Centre Lane SBIC by us, it will be allowed to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. The SBIC regulations currently limit the amount that an SBIC subsidiary may borrow to a maximum of $150 million, assuming that it has at least $75 million of equity capital. In addition, if we are able to obtain financing under the SBIC program, our SBIC subsidiary will be subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.

    Our principal executive offices are located at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165, and our telephone number is (646) 843-0710. We expect to establish a website at http://www.centrelaneinvestment.com upon completion of this offering and the concurrent private placement. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

The Investment Advisor

    Our investment advisor is a newly-formed entity that is led by three principals: Quinn Morgan, the executive chairman of our board of directors and a managing director of our investment advisor; Jay Schiff, our president and a managing director of our investment advisor; and Kenneth Lau, our managing director and a managing director of our investment advisor. The principals of our investment advisor collectively have over 45 years of experience in leveraged lending, mezzanine investing, high-yield financing and special situations, secondary debt and private equity investing. Messrs. Morgan and Lau have worked together at Centre Lane Partners since its inception and at prior investment firms since 2001, while Mr. Schiff joined Centre Lane Partners in March 2009.

    From when 10th Lane commenced investment operations in February 2009 through March 31, 2011, the principals of our investment advisor deployed in excess of $114.3 million, net of amounts syndicated, in 18 transactions. Of these, eight portfolio investments totaling $44.7 million of invested capital had realized gains of $9.6 million. The remaining ten portfolio investments totaling $69.6 million of invested capital had realized and unrealized gains of $30.5 million as of March 31, 2011.

    Our investment advisor manages our day-to-day operations and provides us with investment advisory and management services. In particular, our investment advisor is responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Our investment advisor is supported by a team of seven investment professionals and expects to draw upon the resources of Centre Lane Partners, including its financial and operational professionals, in connection with our investment activities.

    We believe that the disciplined and consistent approach to origination, portfolio construction and risk management of the principals of our investment advisor should allow them to continue to achieve compelling risk-adjusted returns for us. The principals of our investment advisor have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources. This network of contacts provides our principal source of investment opportunities.

    The principals of our investment advisor also comprise the members of our investment committee, which is responsible for approving all of our investments. The investment committee also monitors investments in our portfolio and approves all asset dispositions. Upon completion of this offering and the concurrent private placement, the principals of Centre Lane Advisors will, in the aggregate, beneficially own 356,566 shares (or approximately 3.1%) of our common stock.

Competitive Advantages

    We believe that we have the following competitive advantages over other middle-market lenders:

    Experienced Management Team.    The principals of our investment advisor have extensive experience in leveraged lending to middle-market companies. For example, Mr. Morgan, who has in excess of 16 years of experience, was the founding Global Head of Corporate Private Equity for DB Zwirn & Co., L.P., where he led the development of the firm's activities in special situations investing in debt and equity securities of middle-market companies. Mr. Morgan was also involved in the development of Moore Capital Management LP's activities in illiquid special situation investing. He started his career in the Merchant Banking and Corporate and Leverage Finance groups of Goldman, Sachs & Co. Mr. Schiff has 20 years of experience in corporate finance, including his tenure as the head of loan underwriting in the Eastern Region for the Middle-Market Finance group of Merrill Lynch & Co., Inc. Mr. Schiff was most recently a managing director at Prospect Capital Management, LLC and spent the first half of his career at Citicorp Securities, Inc. and TD Securities, Inc. where he focused primarily on leveraged loan structuring and syndications. Mr. Schiff completed the formal credit training program at Citicorp. Mr. Lau has worked with Mr. Morgan since 2001 at Centre Lane Partners, DB Zwirn & Co., L.P. and Moore Capital Management LP, which he joined from Merrill Lynch & Co., Inc. in 2001. Mr. Lau has 11 years of experience in leveraged lending, high-yield financing, mezzanine, special situation, distressed and private equity investing.

    Proven and Differentiated Investment Style.    The principals of our investment advisor have extensive experience in special situations such as operational turnarounds, divestures or spin-offs, financial restructurings and businesses operating in bankruptcy and default. These investments typically provide the potential for higher investment returns than traditional syndicated bank loans due to a lack of financing sources. Such investing requires disciplined diligence and credit analysis, creative loan structuring to provide downside protection, and attentive portfolio management, which includes a willingness to manage credit through variations in a portfolio company's business and the economy as a whole.

    Significant Sourcing Capabilities and Relationships.    We believe our investment advisor's ability to source attractive directly originated and secondary purchase investment opportunities is greatly aided by its principals' deep and wide connections that expand well beyond the investment referral sources traditionally targeted by our competitors. Our investment advisor's principals have a broad relationship network with private equity sponsors, investment bankers, brokers, entrepreneurs, business owners, management teams and other investment referral sources. To date, approximately half of 10th Lane's secondary purchases of loans have been direct purchases from the holders of such loans, while the other half have primarily come from boutique investment banks and brokers who recognize the principals of our investment advisor as experienced buyers of off-the-run middle-market loans. The principals of our investment advisor have executed less than 5% of the investment opportunities that they have reviewed, which we believe is a sign of their disciplined investment process which focuses on the appropriate balance between risk and return.

    Specialized Secondary Loan Investing Experience.    The principals of our investment advisor have extensive experience sourcing and acquiring loans in middle-market companies with strong financial and operational fundamentals that may be temporarily experiencing financial stress. A combination of expertise in acquiring loans at attractive discounts to the amount contractually required to be repaid at maturity, willingness and ability to take an active role in managing those investments, and restructuring expertise when needed has provided returns well above the market returns for traditional corporate lending.

    Risk Management Through Various Cycles.    In making its investment decisions, Centre Lane Advisors intends to adopt the disciplined debt investment strategy of Centre Lane Partners' investment professionals. During the peak of the loan market, from late 2006 through 2007, Centre Lane Partners only made loans to two companies and did not participate in any loan transactions in 2008 as the market declined to its trough. During the market peak, rather than increase its exposure in an unattractive loan market, Centre Lane Partners exited its investment in eight loans. Since the market trough, Centre Lane Partners has ramped up its investments, completing 17 new debt transactions in 2009 and 2010, and two in 2011.

Market Opportunity

    We believe the credit crises that began in 2007, the subsequent exit of traditional lending sources, and the pending maturities of credit have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in middle-market lending:

    Reduced Competition Leads to Higher Quality Deal Flow.    Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers' access to funding has decreased substantially, thus reducing their ability to provide capital. We believe continuing bank consolidation has resulted in larger financial institutions that have shifted their product offerings away from the middle-market in favor of larger or less leveraged corporate clients. Finally, many of the existing collateralized loan obligations, or CLOs, which formerly comprised in excess of 60% of the leveraged loan market, according to Standard and Poor's, are facing the termination of their reinvestment periods. Their restriction on reinvesting proceeds received from repayments of existing loan positions is expected to cause a funding gap in the leveraged loan market, in particular in the middle market. We believe that the reduced level of competition, as seen in the chart below, will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process.

Active Institutional Investor Groups(1)

                        Source: Standard and Poor's LCD

      (1)
      "Active" is defined as having executed ten or more transactions in the past twelve months.

Declining CLO Reinvestment Capacity

                        Source: Wells Fargo Securities, LLC, Standard and Poor's LCD

    Lack of Liquidity Creates Attractive Pricing.    We believe that a meaningful gap exists between public and private market debt spreads, especially in the middle-market, due to limited liquidity in the private lending markets relative to the public debt markets and other factors. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing.

    More Conservative Transaction Structures With Lower Leverage and Higher Coverage Ratios.    As reflected in the tables below, we believe that lenders in the current environment are requiring lower leverage, increased equity commitments and stricter covenant packages. Reduced leverage and higher financial coverage ratios provide further cushion for borrowers to meet debt service obligations.

 Middle-Market Leverage Multiples

     Source: Standard and Poor's LCD

 Equity Contribution For Deals under $1 Billion

     Source: Pitchbook and Standard and Poor's LCD

    Pending Maturities Create Significant Deal Flow Opportunities.    Unlike large capitalization companies that have access to the high yield market to refinance maturing debt, middle-market borrowers must rely on a reduced number of middle-market lenders. According to Thomson Reuters LPC, over $340 billion of middle-market loans that were booked during the market peak will mature by 2014, which we believe will provide opportunities for lenders to refinance quality companies at attractive returns and structures.

 Middle Market Maturity Wall ($ in billions)

     Source: Thomson Reuters

    Pressure on private equity sponsors to both exit portfolio investments and make new investments will drive financing needs.    Of almost 6,000 private equity owned companies, approximately 4,000 have been held for five years or more. This puts pressure on sponsors to monetize these investments over the next few years. At the same time, private equity funds must deploy existing committed capital or risk losing it. In 2010, private equity funds had almost $500 billion of available capital. Since this capital must be deployed or else returned to investors, we believe those commitments will likely drive leveraged buyout transaction activity levels going forward.

Number of Private Equity Backed Investments by Vintage

     Source: Pitchbook

 Cumulative Private Equity Fund Capital Availability By Vintage Year ($ billions)

     Source: Pitchbook

    Increased Debt Financing Needs for the Larger and Less Competitive Non-Private Equity Sponsored Market.    The principals of our investment advisor have extensive experience lending to middle-market companies that do not have a relationship with a private equity sponsor. For example, Mr. Schiff managed a group at Merrill Lynch & Co., Inc. that focused on lending to unsponsored middle-market companies. These unsponsored companies are typically owned and controlled by entrepreneurs and/or families. We believe that unsponsored middle-market companies represent a large, attractive and less competitive investment opportunity for two primary reasons: (i) the number of unsponsored companies far exceeds the number of sponsored companies and (ii) many lenders focus primarily on the private equity sponsored market. This market situation creates the opportunity for us to meet the financing requirements of middle-market unsponsored companies while also negotiating favorable transaction terms. We also believe that investments in unsponsored companies will provide the greatest opportunity for us as investors because unsponsored companies generally have less access to capital providers, yet have similar pending maturities as sponsored transactions.

Investment Criteria

    Our investment advisor has identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and it uses these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•
Strong free cash flow.  We will focus on businesses with a demonstrated ability to produce meaningful free cash flow from operations.

•
Established companies.  We will seek to invest in established companies with sound audited historical financial performance. We do not intend to invest in start-up companies or companies with speculative business plans.

•
Sustainable business and niche market dominance.  We will seek to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

•
High barriers to competitive entry.  We will target industries and companies that have well defined end-markets and well established, understandable barriers to competitive entry.

•
Flexible cost structure.  We will seek to invest in businesses that have limited fixed costs and therefore modest operating leverage which will allow them to maintain positive cash flow in a downturn.

•
Recurring revenue.  We will focus on companies that have a high degree of predictability in future revenue. This recurring revenue can be a function of subscriptions, enrollments, "razor-blade" sales, maintenance arrangements, long term contracts, other form of contractual relationships, or a history of consistent sales through economic cycles.

•
Significant collateral coverage.  As a mitigant to weaknesses in other criteria, we will consider secured loans to companies with significant collateral that can be sold in a liquidation to repay the loan.

•
Seasoned management team.  We will focus on portfolio companies that have a seasoned management team with strong corporate governance. We prefer management that has historically managed in a leveraged capital structure.

•
Special Situations.  We will seek to leverage the experience of the principals of our investment advisor by investing in companies with solid business prospects in a variety of special situations, including:

  •
  Companies in a structural or cyclical industry downturn;

  •
  Companies with excessive liabilities or lack of access to capital;

  •
  Companies that are "orphaned" micro-cap public companies;

  •
  Companies with insufficient management focus and resources;

  •
  Underperforming or troubled companies;

  •
  Companies in breach of their covenants; and

  •
  Companies in or near bankruptcy.

Underwriting Process and Investment Approval

    An initial evaluation of each potential investment is performed by one of the investment professionals of our investment advisor. To the extent a potential investment appears to meet our investment criteria, a deal team is staffed, and a pre-screening memorandum is prepared and presented to the investment committee of our investment advisor detailing some or all of the following information:

•
Transaction description;

•
Company description, including product or service analysis, market position, market dynamics, customer and supplier analysis and evaluation of management;

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Quantitative and qualitative analysis of historical financial performance and financial projections;

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Competitive landscape;

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Business strengths and weaknesses;

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On-site visits with management and relevant employees for direct origination transactions;

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Quantitative and qualitative private equity sponsor analysis, if applicable; and

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Potential investment structures and investment pricing terms.

    If our investment committee agrees to proceed, we either submit a non-binding proposal to the prospective private equity sponsor and/or potential portfolio company for directly originated transactions or submit a non-binding bid to the prospective seller or broker for secondary loan purchases. Once the private equity sponsor and/or potential portfolio company in a directly originated transaction agree to the terms and conditions outlined in our financing proposal or the seller or broker in a secondary loan purchase agrees upon a bid price within an acceptable range, we commence our full due diligence assessment, including:

•
Review of historical and projected financial statements, including reports from third-party accountants;

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Research on products and services, market dynamics and competitive landscape;

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Initial or additional on-site visits with management and relevant employees for directly originated transactions;

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Management background checks for directly originated transactions;

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Review of material contracts if applicable and available;

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Customer and supplier diligence;

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Review by legal, environmental or other industry consultants, if applicable and available; and

•
Financial sponsor diligence.

    Upon completion of a satisfactory due diligence review, a full investment memorandum is prepared and distributed to the investment committee for final approval of the proposed investment. The investment committee is able to request additional due diligence or modify the financing structure or terms of the proposed investment. The approval of our investment committee is required before we proceed with any investment. Upon receipt of such approvals, we proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.

    Our investment advisor has an investment committee comprised of Messrs. Morgan, Schiff and Lau. All actions described above that require the approval of our investment committee must be approved by each member of our investment committee at a meeting at which at least a majority of the members of our investment committee is present. The investment committee also monitors investments in our portfolio and approves all asset dispositions. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on our investment advisor's investment committee, which includes expertise in leveraged lending, special situations, high-yield financing, mezzanine investing, distressed debt and private equity.

    The purpose of the investment committee is to evaluate and approve all investments deemed appropriate by our investment advisor. The committee process is intended to bring the diverse experience and perspectives of the committee's members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to our investment advisor's investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

    In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of our investment advisor's investment team are encouraged to share information and views on credits with the committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

    We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through either purchase discounts or equity securities. Our debt investments are typically structured with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve its total return target. We intend to generally target a total annualized return (including interest and fees) on our individual debt investments of between 13% and 15% (with targeted cash payments of between 10% and 12%).

Debt Investments

    The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that we collect on our debt investments. In addition, loans may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity and may have an equity component, such as warrants to purchase common stock in the portfolio company.

•
First Lien Loans and Bonds.  First lien loans generally have terms of three to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower.

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Second Lien Loans and Bonds.  Second lien loans generally have terms of four to eight years, provide for a variable or fixed interest rate, typically contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower.

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Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Unsecured investments generally have terms of five to ten years, provide for a fixed interest rate, and typically contain prepayment penalties.

    Our debt investments are often structured to include covenants that seek to minimize our risk of capital loss. Our debt investments typically have strong protections, including default penalties, information rights, and a combination of affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments may have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help us to grow our portfolio.

Equity Investments

    When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. We will generally seek to structure our equity investments, such as direct equity co-investments, to provide for minority rights provisions and event-driven put rights. We will also seek to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Monitoring

    We will aggressively monitor the performance of each of our portfolio companies, consistently re-underwriting key business drivers and trends. We will attempt to identify any developments within the company, industry or macroeconomic environment that may alter any material element of our original investment thesis. We will monitor, on an ongoing basis, the financial trends of each portfolio company. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

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review of monthly and quarterly financial statements and financial projections for portfolio companies;

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ongoing dialogue with and review of original diligence sources;

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periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

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assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

    In addition to various risk management and monitoring tools, we will also use an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. We use a four-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

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Investment Rating 1—Investment is performing above expectations;

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Investment Rating 2—Investment is performing in-line with expectations. All new loans are rated 2 when approved;

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Investment Rating 3—Investment is performing below expectations and risk has increased since the original investment; and

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Investment Rating 4—Investment is performing substantially below expectations and risks have increased substantially since the original investment.

    In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the affected portfolio company.

Exit Strategies/Refinancing

    We expect to exit our investments typically through one of four scenarios: (i) the sale of the company resulting in repayment of all outstanding debt; (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties; (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity; or (iv) the sale of the debt investment. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance

    As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Centre Lane Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse Centre Lane Advisors for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including its independent directors.

Competition

    We will compete for investments with a number of BDCs and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make special situations investments.

    We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risk Relating To Our Business—The highly competitive market in which we operate may limit our investment opportunities."

Employees

    We do not currently, nor do we intend to have in the future, any employees. Our day-to-day investment operations will be managed by our investment advisor. Our investment advisor is supported by seven investment professionals and expects to draw upon the resources of Centre Lane Partners, including its financial and operational professionals, in connection with our investment activities. Our investment advisor may need to hire additional investment professionals, based upon its needs, subsequent to completion of this offering and the concurrent private placement. In addition, we will reimburse our investment advisor for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the administration agreement, see "The Investment Advisor—Administration Agreement."

Properties

    Our executive office is located at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

    Neither we nor our investment advisor is currently subject to any material legal proceedings, although they may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

INITIAL PORTFOLIO

    The following table sets forth certain information, as of March 31, 2011, for each portfolio company that comprises the Initial Portfolio that we intend to acquire from 10th Lane prior to the completion of this offering and the concurrent private placement. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that we may provide, if requested, and the board observation or participation rights we may receive.

    Shortly prior to the time we elect to be regulated as a BDC, we intend to purchase from 10th Lane for 4,450,826 shares of our common stock in a private placement at $15.20 per share, all of 10th Lane's portfolio assets, which are described elsewhere in this prospectus and which we refer to as the Initial Portfolio, at their fair value as determined by our board of directors. Given that there is no readily available market value for any of the investments in the Initial Portfolio, our board of directors engaged an independent valuation firm in connection with our acquisition of these assets to aid it in determining the fair value of these assets held by 10th Lane at March 31, 2011. Specifically, the fair value of the investments in the Initial Portfolio held on March 31, 2011 of $65.1 million was determined and approved by our board of directors, which includes a majority of independent directors, with the assistance of an independent valuation firm. The fair value of the Initial Portfolio as of March 31, 2011 is referred to as the Transfer Value. Between March 31, 2011 and the date we acquire the Initial Portfolio, which will be immediately prior to the consummation of the initial public offering, the Transfer Value for the Initial Portfolio will be adjusted as follows: (i) reduced as a result of principal payments on and sales of debt securities held by 10th Lane and redemptions and sales of preferred equity securities held by 10th Lane subsequent to March 31, 2011, and (ii) increased to take into account the origination of additional investments subsequent to March 31, 2011 (which investments will be valued at the purchase price thereof). As so adjusted, the Transfer Value of the Initial Portfolio was $67.7 million as of the date of this preliminary prospectus. Immediately prior to our acquisition of the Initial Portfolio, we will make any necessary adjustments to the Transfer Value based on clauses (i) and (ii) above and our board of directors will approve the Transfer Value, as adjusted, with confirmation from the independent valuation firm that there has been no material change in the fair value of the investments it has reviewed in the Initial Portfolio. In addition, we will issue to 10th Lane a six month non-interest bearing note for any accrued but unpaid interest on investments that comprise the Initial Portfolio at the time of our acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

    As of March 31, 2011, as adjusted for subsequent investment repayments and new investments (which are valued at cost), the Initial Portfolio was comprised of investments in nine portfolio companies with an aggregate fair value of $67.7 million and a weighted average yield of approximately 14.7% (this yield includes all cash and PIK interest on all investments, however it excludes the discount on one near term maturing investment which if fully repaid at the stated maturity would result in a portfolio yield of 18.3%). The yield includes a cash component of 11.0%. Approximately 54.4% of the Initial Portfolio was invested in first lien loans, 37.7% in second lien loans, 7.5% in unsecured notes and 0.4% in preferred equity. Further, 78.1% of the Initial Portfolio was in floating rate investments and 21.9% was in fixed rate investments. 10th Lane is managed by the principals of our investment advisor.

    We will not be deemed to "control", as defined in the 1940 Act, any of our portfolio companies. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25% of its voting securities or maintained a greater than 50% representation on its board of directors. However, we may be deemed to be an "affiliate" of one of the portfolio companies, Erickson Air-Crane Incorporated, that comprises the Initial Portfolio because private investment funds advised by the principals of our investment advisor own, directly or indirectly, more than 50% of its outstanding equity securities. In general, under the 1940 Act, we would be an "affiliate" of a portfolio company if we own, directly or indirectly (including through entities or persons of which we are under common control), five percent or more of its voting securities.

Name / Address of Portfolio Company(2)(3)(4)	Industry	Type of Investment	Interest Rate(1)	Maturity	Principal /Shares (thousands)	Fair Value (thousands)
Double B Foods, Inc. 113 East Morgan Street Meridian, TX 76665	Food & Beverage	Series C Preferred Stock	8.00% PIK	—	$293	$293
EDC Holding Company 1850 Mount Diablo Blvd Walnut Creek, CA 94596	Technology	2nd Lien Term Loan	15.15% + 4.50% PIK	10/3/2013	$7,282	$7,282
Erickson Air-Crane Incorporated 5500 Southwest Macadam Avenue, Portland, OR 97239	Aerospace & Defense	Unsecured Note	20.00% PIK	6/30/2015	$4,921	$4,921
Evergreen International Aviation, Inc. 3850 Three Mile Lane	Aerospace & Defense	1st Lien Term Loan	9.00%	10/31/2011	$7,287	$7,287
McMinnville, OR 97128		2nd Lien Term Loan	15.00% +5.00% PIK	5/31/2013	$9,222	$9,222
Jobson Medical Information, LLC 100 Avenue of the Americas, New York, NY, 10013	Media	1st Lien Term Loan	8.25%	12/1/2011	$9,146	$7,682
New Century Transportation, Inc. 45 East Park Drive, Westampton, NJ 08060	Logistics	1st Lien Term Loan	7.25%	8/14/2012	$8,918	$8,483
Source Refrigeration & HVAC, Inc. 800 E. Orangethorpe Ave. Anaheim, CA 92801	Business Services	1st Lien Term Loan	10.00%	12/31/2012	$4,017	$4,017
Terphane Holdings, LLC(5) 2754 W. Park Drive Bloomfield, NY 14469	Packaging	1st Lien Sr. Secured Notes	14.00%	6/15/2015	$10,500	$10,500
United Road Services, Inc. 10701 Middlebelt Rd. Romulus, MI 48174	Logistics	2nd Lien Term Loan	12.75%	11/30/2012	$5,447	$5,447

(1)
Debt instruments and preferred stock investments are income producing and all interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly or monthly. For each debt investment we have provided the current interest rate in effect as of March 31, 2011.

(2)
We acquired $10.0 million of first lien senior secured notes of The Sheridan Group, Inc. for $9.4 million, and $3.4 million of additional second lien term loans of Evergreen International Aviation, Inc. at par, subsequent to March 31, 2011. These investments will be part of the Initial Portfolio. The senior secured notes of the Sheridan Group, Inc. pay 12.5% cash interest and mature on April 15, 2014.

(3)
In addition to the investments in the table above, we will receive common equity in Terphane Holdings, Inc. as part of the Initial Portfolio. However, given that this investment had a fair value of $0 at March 31, 2011, it has not been included in the table.

(4)
We intend to use a portion of the net proceeds from this offering and from the concurrent private placement to purchase an additional $12.4 million of debt in three of the companies that comprise our Initial Portfolio (including a $3.9 million second lien in EDC Holding Company, a $3.2 million second lien in United Road Services, Inc., and a $5.3 million second lien in Evergreen International Aviation, Inc.).

(5)
Terphane Holdings, LLC was fully repaid subsequent to March 31, 2011.

    Set forth below is a brief description of each portfolio company discussed above.

Double B Foods, Inc.

    Double B Foods, Inc. is a specialty food manufacturer of frozen prepared food products for the private label and co-pack retail and foodservice industries. The company's products are sold to restaurant distributors, wholesale marketers and large grocery chains.

EDC Holding Company

    EDC Holding Company is a leading ATM deployment company that provides the complete installation and servicing of ATMs at merchant locations with no cost to the location provider.

Erickson Air-Crane Incorporated

    Erickson Air-Crane Incorporated, or Erickson Air-Crane, owns, operates and sells heavy-duty helicopters used in logging, firefighting and construction, with operations in North America, Europe, Southeast Asia and Australia.

Additional Information History

    We invested in the second lien term loan of Erickson Air-Crane in March 2009. The interest rate payable on the second lien term loan was LIBOR plus 8.00% (all of which was payable in cash). In June 2010, the company refinanced its existing first and second lien term loans, including our second lien term loan, with (i) a larger first lien revolver and term loan and (ii) an unsecured note. We, along with another lender, purchased the new unsecured note.

Evergreen International Aviation, Inc.

    Evergreen International Aviation, Inc, or Evergreen, is a provider of integrated air cargo transportation and aviation support services including global air cargo shipping, ground handling and logistics services, helicopter transportation services, small aircraft charters and aircraft maintenance and repair services.

Additional Information History

    Subsequent to our investment in the Evergreen first lien term loan in August of 2009, the company amended its credit facilities. The amendment required Evergreen to pay down a significant amount of the first lien term loan by September 2010 and provide additional PIK interest thereon until the completion of the pay down. Following the pay down of the required amount of the first lien term loan, the interest rate on the remaining outstanding amount of the first lien term loan reverted back to the current interest rate. Evergreen is currently seeking to refinance its first lien credit facility and we expect to participate in that refinancing and increase our investment in the company by up to $10 million. We also invested in the Evergreen second lien term loan in August 2010. As part of the current proposed refinancing, the holders of the second lien term loan, including us, have agreed to extend the second lien term loan to mature three months after the maturity date of the new first lien term loan on terms similar to the existing second lien term loan and the addition of prepayment protection in the first three years.

Jobson Medical Information, LLC

    Jobson Medical Information, LLC is a healthcare information and communication services provider, targeting primarily the pharmacy, clinician and ophthalmology markets. The company offers a diversified, multi-media portfolio of communication services, information databases, trade publications, medical education initiatives, websites and other digital and traditional media services.

New Century Transportation, Inc.

    New Century Transportation, Inc., is a leading provider of regional and national Truckload and LTL services with specialized transportation of temperature-controlled and hazmat freight.

Source Refrigeration & HVAC, Inc.

    Source Refrigeration & HVAC, Inc., or Source provides commercial refrigeration and HVAC design, installation, maintenance and emergency repair services for grocery stores, convenience stores, government facilities, manufacturers and retailers in North America.

Additional Information History

    Subsequent to our investment in the Source first lien term loan in November 2009, Source amended its credit facilities. The amendment required Source to pay down a portion of the first lien debt with an investment by the private equity sponsors and provide additional PIK interest thereon until leverage was reduced. Source subsequently satisfied its leverage requirements and a portion of the first lien term debt was repaid and the remaining outstanding amount of the first lien term loan reverted back to the current interest rate.

Terphane Holdings, LLC

    Terphane produces and sells polyester film used in numerous packaging and industrial applications, including trays, lidding and packaging for various goods including coffee, powdered juice, soap, pet food, snacks and candy. The Company is the sole polyester film producer in South America, and has majority market share in Brazil and South America. It also produces and sells thin polyester film in North America. The investment in Terphane Holdings, LLC was fully repaid subsequent to March 31, 2011.

The Sheridan Group, Inc.

    Sheridan is a market leading specialty printing company focused on several niche segments of the printing industry, such as scientific, technical, medical and scholarly journals, specialty catalogs and short and medium-run books/magazines.

United Road Services, Inc.

    United Road Services is the country's largest nationwide provider of vehicle logistics, delivering millions of vehicles from assembly plants, ports, rail distribution centers, auctions, marshalling yards, and dealerships.

Certain Additional Information of About the Initial Portfolio

    The following sets forth, as of the date of this prospectus, certain additional information about the Initial Portfolio (as adjusted for the events described elsewhere herein) during the entire period of time that the investments that comprise the Initial Portfolio were owned by 10th Lane:

•
None of the investments that comprise the Initial Portfolio have ever placed on non-accrual status, partial or otherwise, by 10th Lane;

•
Other than as set forth immediately above, there has not been any material change in the creditworthiness of the portfolio companies that comprise the Initial Portfolio, including material investment restructurings, concessions and amendments; and

•
The cumulative payment-in-kind interest, and original issue discount and market discount income recorded on the investments that comprise the Initial Portfolio is $1,053,612.

    We have filed certain historical financial statements of 10th Lane as an exhibit to the registration statement of which this prospectus is a part. You may want to review these financial statements before investing in shares of our common stock in this offering. For information on how to access these financial statements, see "Additional Information."

MANAGEMENT

    Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will consist of three members, two of whom will not be "interested persons" of the Company or of Centre Lane Advisors as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

    On January 1, 2012, we expect to increase the number of directors from three to five, three of whom will not be "interested persons" of the Company or of Centre Lane Advisors as defined in Section 2(a)(19) of the 1940 Act and are "independent," as determined by our board of directors, consistent with the rules of the NASDAQ Global Select Market. We anticipate electing Jay Schiff, our President, who will be an interested director, and Richard Kalikow, who will be an independent director.

Board of Directors

    Under our amended and restated certificate of incorporation, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

    Information regarding the current board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Quinn Morgan	39	Director, Executive Chairman of the Board of Directors	2011	2012
Independent Director Nominees:
Hugh Blakeway-Webb	62	Director	2011	2013
Adrian Kingshott	51	Director	2011	2014

    The address for each director is c/o Centre Lane Investment Corp., at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165

Executive Officers Who are not Directors

    Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Jay Schiff	45	President
Kenneth Lau	34	Managing Director
Louis Crasto	44	Chief Financial Officer, Secretary and Treasurer
Salvatore Faia	47	Chief Compliance Officer

    The address for each executive officer is c/o Centre Lane Investment Corp. at One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165.

Biographical Information

    The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are "interested persons" as defined in the 1940 Act.

Interested Directors

    Quinn Morgan, Executive Chairman of the Board of Directors.    Mr. Morgan co-founded the predecessor to Centre Lane Partners in May 2007 with Mr. Lau. Prior to Centre Lane Partners, Mr. Morgan was the Head of Corporate Private Equity at D. B. Zwirn & Co., L.P. ("DBZ"). He joined DBZ in January 2005. From 2000 to 2005, he was a principal with Moore Capital Management, LP ("Moore Capital"), a $10+ billion fund manager, and its illiquid asset management joint venture, Steelpoint Capital Partners, as well as a Managing Director and member of the Investment Committee of Moore Capital's Asian distressed debt joint venture, Moore Strategic Value Partners. From 1994 to 2000, he was in the Merchant Banking, Leveraged and Corporate Finance, and Mergers and Acquisitions groups of Goldman Sachs & Co. in Frankfurt, London and New York. He currently serves on the Board of Directors of Sabre Industries, Inc. and Erickson Air-Crane Incorporated where he is Chairman, as well as several other privately owned companies. Mr. Morgan received a B.S. in Economics from the London School of Economics and Political Science in 1994.

    Mr. Morgan's history with us and 10th Lane, familiarity with our investment platform, and extensive knowledge of the financial services industry qualify him to serve as a director and as our executive chairman of the board of directors. In addition, Mr. Morgan serves as a director of other public companies which will be valuable in helping us transition to being a publicly-listed company.

Independent Directors

    Hugh Blakeway-Webb, Director.    Mr. Blakeway-Webb has, since July 2009, served as the Executive Vice President and Chief Operating Officer of Marco Polo Capital Markets LLC, a financial services company that provides an electronic trading platform that links traders and markets internationally. From July 2002 to March 2005, he served as Chief Financial Officer of Marco Polo Capital Markets LLC and has served as Chairman of its board of directors since July 2002. He was formerly the Chief Executive Officer of NEXTCom Technologies, Inc., Executive Chairman of Laura Ashley Holdings, and a former tax partner at Coopers & Lybrand in London. Mr. Blakeway-Webb attended London University and was a member of The Honourable Society of Lincoln's Inn where he was called to the Bar as a Barrister.

    Mr. Blakeway-Webb's extensive experience in capital markets, accounting and tax matters makes him a valuable addition to our board of directors.

    Adrian Kingshott, Director.    Mr. Kingshott is the Chief Executive Officer of AdSon llc, a financial advisor to investment funds, a position he has held since 2006. Mr. Kingshott has over 25 years of experience in the investment banking and hedge fund business. He spent 17 years working in investment banking at Goldman Sachs in New York and London. Mr. Kingshott was elected as a Managing Director of Goldman Sachs in 1995 and joined the Business Unit Leader Council of the Investment Banking Division in 2000 when he was the Co-Head of the firm's Leveraged Finance business. From 2003 to 2006, Mr. Kingshott was a Managing Director of Amaranth Advisors where he founded and built the firm's direct/private investing business focused primarily on mezzanine debt and private convertibles in the US and Europe. He was a member of Amaranth's Portfolio Management Committee. In 2006, Mr. Kingshott co-founded the Novator Credit Opportunities Fund. Mr. Kingshott has served on several public and private boards of directors including serving as a director for Penton Media, Inc. from 2005 to 2007. In 2005, he was named by the Financial News as the 9th most influential European in the US capital markets. Mr. Kingshott received a Masters degree in Jurisprudence from Oxford University and an M.B.A. from Harvard Business School. Mr. Kingshott is an affiliated Managing Director of The Bank Street Group and an Adjunct Professor of Finance and Financial Management at The Fordham Graduate School of Business and the Dolan School of Business at Fairfield University.

    Mr. Kingshott's deep familiarity with the financial industry, and the investment management process in particular, provide our board of directors with valuable insight to its investment strategy.

Pending Director Nominee

    The person identified below has agreed to serve as our director starting January 1, 2012 and has agreed to be named below.

    Richard Kalikow, Director Nominee.    Mr. Kalikow is a partner at Diamond McCarthy LLP, where he focuses on all areas of real estate related legal matters including acquisitions, financings, leasing, development, joint ventures and real estate funds. Previously, he spent 25 years as a partner at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Kalikow has worked on acquisitions and financings of major real estate projects including 666 Fifth Avenue and 417 Fifth Avenue in New York, 53 State Street in Boston, and The Messeturm in Frankfurt, Germany. He also has represented both lenders and borrowers in connection with workouts and restructurings. Mr. Kalikow received a B.S. from Cornell University, a J.D. from Fordham Law School and an L.L.M. from NYU Law School.

    Mr. Kalikow would provide our board of directors with essential legal experience and judgment, developed over his many years of practice.

Executive Officers Who Are Not Directors

    Jay Schiff, President.    Mr. Schiff joined Centre Lane Partners in March 2009. Prior to Centre Lane Partners, Mr. Schiff was a Managing Director with Prospect Capital Management since May 2008, where he was responsible for underwriting and credit risk management. Prior to joining Prospect, Mr. Schiff spent five years at Merrill Lynch where he covered financial sponsors for Merrill Lynch Capital and ran underwriting for the Eastern region of Merrill Lynch Middle-Market Finance. He was also a member of that division's credit and management committees. Prior to Merrill Lynch, Mr. Schiff was a High Yield Analyst for Pax World, a $2.6 billion socially responsible mutual fund company, and was a Director of Underwriting and Loan Syndications at TD Securities. Mr. Schiff began his banking career at Citibank, where he spent nine years primarily as a Relationship Manager and Loan Syndicator and graduated from Citibank's credit training program. Mr. Schiff served as a director at GE Capital from February 2008 to May 2008, after its acquisition of Merrill Lynch Capital. Mr. Schiff received a B.A. in Economics from Cornell University in 1988. He received an MBA in Finance in 1990 from NYU Stern School of Business.

    Mr. Schiff's background as an officer of a publicly-traded BDC as well as his experience with other financial services companies qualifies him to serve as our president and, upon his expected appointment to serve as a member of our board of directors on January 1, 2012, as a member of our board of directors.

    Kenneth Lau, Managing Director.    Mr. Lau co-founded the predecessor to Centre Lane Partners in May 2007 with Mr. Morgan. Prior to Centre Lane Partners, Mr. Lau was a Vice President in the Corporate Private Equity Group of DBZ. He joined DBZ in February 2005. From 2001 to 2005, he worked with Mr. Morgan at Moore Capital and its illiquid asset management joint venture, Steelpoint Capital Partners. From 1999 to 2001, he was an Analyst with Merrill Lynch in the Mergers and Acquisitions group focused on consumer products and general industrial transactions. He currently serves on the Board of Directors of Erickson Air-Crane Incorporated, as well as several other privately owned companies. Mr. Lau received a Master of Engineering and two Bachelor of Science degrees from the Massachusetts Institute of Technology in 1999.

    Louis Crasto, Chief Financial Officer, Secretary and Treasurer.    Mr. Crasto joined Centre Lane Partners in September 2008. From July 2007 until joining Centre Lane Partners, he was the Chief Operating Officer and Chief Financial Officer of Continental Entertainment Group, a Citigroup sponsored specialty finance company focused on providing capital to the motion picture and entertainment industries. From 2003 to 2007, Mr. Crasto was the Chief Financial Officer of Steelpoint Capital Partners, an asset management firm formed as a spin-out from Moore Capital. He also served as Executive Vice President (Finance) of Moore Strategic Value Partners, Moore Capital's Asian distressed debt joint venture. From 2000 to 2003, Mr. Crasto held a number of finance positions at Moore Capital, including controller of the private equity group and quantitative analyst. From 1997 to 2000, Mr. Crasto served in a variety of finance positions at Salomon Smith Barney. From 1990 to 1997, Mr. Crasto worked in the controllers division at Dean Witter, Discover & Co. He started his career in 1989 at Ernst & Young in the audit division. Mr. Crasto received a B. A. in Finance from Pace University in 1989.

    Salvatore Faia, Chief Compliance Officer.    Since 2004, Mr. Faia has served as the President of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as President of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Investment Advisers' Act of 1940 attorney, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority securities licenses. Mr. Faia is a member of the Investment Company Institute's Chief Compliance Officer Committee. Mr. Faia received a B.S., Accounting and Finance from La Salle University in 1984 and a J.D. from University of Pennsylvania, in 1988.

Committees of the Board of Directors

    Our board of directors currently has two committees: an audit committee and a nominating and corporate governance committee.

    Audit Committee.    The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our registered public accounting firm, and the performance of our internal audit function. The audit committee is expected to initially be composed of two persons, including Messrs. Blakeway-Webb, who is expected to serve as the chairman of the audit committee, and Kingshott, both of whom are considered independent for purposes of the 1940 Act and the NASDAQ Global Select

Market corporate governance listing standards. The audit committee will be expanded to three persons considered independent for purposes of the NASDAQ Global Select Market corporate governance listing standards within one year. Our board of directors has determined that Mr. Blakeway-Webb qualifies as an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an "interested person" of Centre Lane Investment or of Centre Lane Advisors as defined in Section 2(a)(19) of the 1940 Act.

    Nominating and Corporate Governance Committee.    The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the nominating and corporate governance committee, including making nominations for the appointment or election of independent directors, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors. The nominating and corporate governance committee is expected to be composed of Messrs. Kingshott, who is expected to serve as the chairman of the nominating and corporate governance committee, and Blakeway-Webb, both of whom are considered independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance listing standards. The nominating and corporate governance committee will be expanded to three persons considered independent within one year.

Board Leadership Structure

    Our board of directors will monitor and perform an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors will approve the appointment of our investment advisor and our officers, review and monitor the services and activities performed by our investment advisor and our executive officers and approve the engagement, and review the performance of, our independent registered public accounting firm.

    Under our amended and restated bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our board of directors has established corporate governance procedures to guard against, among other things, an improperly constituted board.

    Presently, Mr. Morgan serves as the executive chairman of our board of directors. We believe that Mr. Morgan's history with our Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the executive chairman of our board of directors. Mr. Morgan is an interested person but does not serve as our principal executive officer. Mr. Schiff, our president, serves in such capacity. We believe that we are best served through this existing leadership structure, as Mr. Morgan's and Mr. Schiff's relationship with our investment advisor provides an effective bridge and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose.

    Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance practices, including the fact that the executive chairman of our board of directors does not also serve as our principal executive officer. Our corporate governance practices will include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit, Compensation and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures. While certain non-management members of our board of directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our board of directors.

Board's Role In Risk Oversight

    Our board of directors will perform its risk oversight function primarily through (i) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

    As described below in more detail, the Audit Committee and the Nominating and Corporate Governance Committee will assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Nominating and Corporate Governance Committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

    Our board of directors will also perform its risk oversight responsibilities with the assistance of our chief compliance officer. The board of directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and the policies and procedures of our service providers. The chief compliance officer's annual report will address at a minimum (i) the operation of our compliance policies and procedures since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer's annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors.

    We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we will be limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Compensation of Directors

    As compensation for serving on our board of directors, each independent director receives an annual fee of $65,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and committee meeting. In addition, we purchase directors' and officers' liability insurance on behalf of our directors and officers. No compensation shall be paid to directors who are interested persons.

Staffing

    We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Centre Lane Advisors, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers described under "Management" is an employee of Centre Lane Advisors. Our day-to-day investment operations are managed by our investment advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Centre Lane Advisors. Centre Lane Advisors' investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See "The Investment Advisor—Investment Management Agreement." In addition, we reimburse Centre Lane Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See "The Investment Advisor—Administration Agreement."

Compensation of Executive Officers

    None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to our administrator.

 PORTFOLIO MANAGEMENT

    The management of our investment portfolio is the responsibility of our investment advisor, Centre lane Advisors, and our investment committee, which will initially be composed of Quinn Morgan, Jay Schiff and Kenneth Lau. For more information regarding the business experience of Messrs. Morgan, Schiff and Lau, see "Management—Biographical Information." Our investment committee must approve each new investment that we make. Messrs. Morgan, Schiff and Lau are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, through their financial interests in Centre Lane Advisors, they will be entitled to a portion of any investment advisory fees paid by us to Centre Lane Advisors.

Investment Personnel

    Centre Lane Advisors is led by Quinn Morgan, our executive chairman of the board of directors; Jay Schiff, our president and Kenneth Lau, our managing director. We consider these individuals to be our portfolio managers.

    The table below shows the dollar range of shares of our common stock to be beneficially owned by our portfolio managers immediately after the completion of this offering.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Name of Portfolio Manager
Quinn Morgan	Over $1,000,000
Jay Schiff	$500,001—$1,000,000
Kenneth Lau	$500,001—$1,000,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the "Exchange Act."

(2)
The dollar range of equity securities beneficially owned by our directors is based on the midpoint of the assumed initial public offering price of $12.50 per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

    We have entered into an investment advisory agreement with Centre Lane Advisors, our investment advisor. Centre Lane Advisors is controlled by Messrs. Morgan, Schiff and Lau, who are the chairman of our board of directors, president, and managing director, respectively. Pursuant to the investment advisory agreement, fees payable to our investment advisor will be equal to (a) a base management fee of 1.75% of the value of our gross assets, which includes any borrowings for investment purposes, and (b) an incentive fee based on our performance. The Advisor agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through December 31, 2011. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our pre-incentive fee net investment income for the immediately preceding quarter, subject to a preferred return, or hurdle, and a "catch up" feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our incentive fee capital gains, which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

    Pursuant to the administration agreement with Centre Lane Advisors, it will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, Centre Lane Advisors will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay Centre Lane Advisors our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and their staff. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days' written notice to the other.

    We have also entered into a license agreement with Centre Lane Advisors pursuant to which it has agreed to grant us a non-exclusive, royalty-free license to use the name "Centre Lane." Under this agreement, we will have a right to use the "Centre Lane" name, for so long as Centre Lane Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the "Centre Lane" name.

    In connection with the purchase of the Initial Portfolio from 10th Lane, we will issue to 10th Lane a six month non-interest bearing note for any accrued but unpaid interest on investments that comprise the Initial Portfolio at the time of our acquisition of the Initial Portfolio.

    We have entered into a registration rights agreement with 10th Lane with respect to the shares of our common stock to be issued in connection with our purchase of the Initial Portfolio and the concurrent private placement, pursuant to which we have granted to 10th Lane or the holders of a majority of shares subject to the registration rights agreement transferred to them by 10th Lane, after 180 days after the date of this prospectus, certain demand and piggyback registration rights with respect to the shares of common stock owned by them. Messrs. Morgan, Schiff and Lau hold equity interests in, and control, 10th Lane.

    We have entered into a letter agreement with 10th Lane pursuant to which it has agreed to vote all shares of our common stock held by it in the same proportion as the vote of all other holders of our common stock.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    The following table sets forth, immediately after the completion of this offering, information with respect to the beneficial ownership of our common stock by:

•
Each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•
Each of our directors and executive officers; and

•
All of our directors and executive officers as a group.

    Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on 11,650,827 shares of common stock immediately after the completion of this offering and the concurrent private placement.

	Shares Beneficially Owned Immediately
	After This Offering(1)
Name	Number	Percentage
5% Stockholders
10th Lane Finance Co. LLC(2)	5,650,826	48.5%
Executive Officers:(3)
Jay Schiff(4)	54,960	0.5%
Louis Crasto(4)	8,256	0.1%
Kenneth Lau(4)	77,949	0.7%
Interested Directors:(3)
Quinn Morgan(4)	215,401	1.8%
Independent Directors:(3)
Hugh Blakeway-Webb	—	—
Adrian Kingshott	—	—
All officers and directors as a group (six persons)	356,566	3.1%

(1)
Assumes issuance of the shares offered hereby. Also reflects issuance of 4,450,826 shares of common stock in exchange for the Initial Portfolio and the issuance of 1,200,000 shares of common stock in the concurrent private placement. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' option to purchase up to an additional 900,000 shares.

(2)
10th Lane Finance Co., LLC does not have the power to vote or direct the voting of such shares, which must be voted in the same manner as other stockholders of Centre Lane vote their shares.

(3)
The address for all officers and directors is c/o Centre Lane Investment Corp., One Grand Central Place, 60 E. 42nd Street, Suite 1400, New York, New York 10165.

(4)
Attributes beneficial ownership of the shares of common stock owned by 10th Lane to the named person because he exercises dispositive power with respect to such shares.

    The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Quinn Morgan	Over $100,000
Independent Directors:
Hugh Blakeway-Webb	none
Adrian Kingshott	none

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the "Exchange Act."

(2)
The dollar range of equities securities beneficially owned by our directors is based on the midpoint of the initial public offering price of $12.50 per share.

(3)
The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.

 THE INVESTMENT ADVISOR

    Centre Lane Advisors will serve as our investment advisor. Centre Lane Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Subject to the overall supervision of our board of directors, Centre Lane Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, Centre Lane Investment.

Investment and Asset Management Team

    The members of Centre Lane Advisors' investment committee are Messrs. Morgan, Schiff and Lau. Biographical information with respect to Messrs. Morgan, Schiff and Lau is set forth under "Management—Biographical information."

    The compensation of the members of the investment committee paid by Centre Lane Advisors includes an annual base salary, in certain cases an annual bonus based on an assessment of short-term and long-term performance, and a portion of the incentive fee, if any, paid to Centre Lane Advisors. In addition, the investment committee members have financial interests in Centre Lane Advisors and may receive distributions of profits in respect of those interests.

Investment Management Agreement

    Under the terms of our investment management agreement, Centre Lane Advisors will:

•
determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•
identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•
close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

    Centre Lane Advisors' services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

    Pursuant to our investment management agreement, we will pay Centre Lane Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

    Management Fee.    The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, "gross assets" is determined without deduction for any liabilities. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets after giving effect to this offering. Beginning with our second quarter of operations, the base management fee will be calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter will be appropriately pro rated. The Advisor agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through December 31, 2011.

    Incentive Fee.    The incentive fee will have two components, ordinary income and capital gains, calculated as follows:

    The ordinary income component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of the "catch-up" provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as PIK interest and original issue discount and purchase discount accretion), accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred income will be paid to Centre Lane Advisors only if and to the extent we actually receive such income in cash.

    Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

    The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee net cash investment income Allocated to First Component of Incentive Fee

    The capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2011, and will equal 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2011. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment management agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Assumptions

•
Hurdle rate(1) = 2.0%

(1)
Represents 8.0% annualized hurdle rate.

•
Management fee(2) = 0.44%

(2)
Represents 1.75% annualized management fee.

•
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(3)
Excludes organizational and offering expenses.

Alternative 1

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 1.25%

•
Pre-incentive fee net cash investment income (investment income - (management fee + other expenses)) = 0.61%

    Pre-incentive net cash investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 3.0%

•
Pre-incentive fee net cash investment income (investment income - (management fee + other expenses)) = 2.36%

    Pre-incentive fee net cash investment income exceeds hurdle rate, therefore there is an incentive fee.

    Incentive fee = (100% × "Catch-Up") + (the greater of 0% AND (20% × (pre-incentive fee net cash investment income - 2.5%)))

    = (100.0% × (pre-incentive fee net cash investment income - 2.0%)) + 0% = (100.0% × (2.36% - 2.0%))

    = 100.0% × 0.36%

    = 0.36%

Alternative 3

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 3.50%

•
Pre-incentive fee net cash investment income (investment income - (management fee + other expenses)) = 2.86%

    Pre-incentive fee net cash investment income exceeds hurdle rate, therefore there is an incentive fee.(4)

(4)
Any portion of the incentive fee that is attributable to deferred income (such as PIK interest or original issue discount and purchase discount accretion) will be accrued, but not paid, to Centre Lane Advisors until we actually receive such interest or income in cash.

    Incentive Fee = (100% × "Catch-Up") + (the greater of 0% AND (20% × (pre-incentive fee net cash investment income - 2.5%)))

    = (100% × (2.5% - 2.0%)) + (20% × (2.86% - 2.5%))

    = .50% + (20% × .36%)

    = .50% + .07%

    = 0.57%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•
Year 1:  $10 million investment made in Company A ("Investment A"), and $15 million investment made in Company B ("Investment B")

•
Year 2:  Investment A sold for $25 million and fair market value, or FMV, of Investment B determined to be $16 million

•
Year 3:  FMV of Investment B determined to be $12.5 million

•
Year 4:  Investment B sold for $15.5 million

    The capital gains portion of the incentive fee would be:

•
Year 1:  None

•
Year 2:  Capital gains incentive fee of $3.0 million ($15 million realized capital gains on sale of Investment A multiplied by 20.0%)

•
Year 3:  None; $2.5 million (20.0% multiplied by ($15 million cumulative capital gains less $2.5 million cumulative capital depreciation)) less $3.0 million (previous capital gains fee paid in Year 2) (the $0.5 million difference would not be deducted from future capital gains incentive fees

•
Year 4:  Capital gains incentive fee of $100,000; $3.1 million ($15.5 million cumulative realized capital gains multiplied by 20.0%) less $3.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•
Year 1:  $10 million investment made in Company A ("Investment A"), $15 million investment made in Company B ("Investment B") and $12.5 million investment made in Company C ("Investment C")

•
Year 2:  Investment A sold for $25 million, FMV of Investment B determined to be $12.5 million and FMV of Investment C determined to be $12.5 million

•
Year 3:  FMV of Investment B determined to be $13.5 million and Investment C sold for $15 million

•
Year 4:  FMV of Investment B determined to be $17.5 million

•
Year 5:  Investment B sold for $10 million

    The capital gains portion of the incentive fee would be:

•
Year 1:  None

•
Year 2:  Capital gains incentive fee of $2.5 million; 20.0% multiplied by $12.5 million ($15 million realized capital gains on Investment A less $2.5 million unrealized capital depreciation on Investment B)

•
Year 3:  Capital gains incentive fee of $0.7 million; $3.2 million (20.0% multiplied by $16 million ($17.5 million cumulative realized capital gains less $1.5 million unrealized capital depreciation on Investment B)) less $2.5 million capital gains fee received in Year 2

•
Year 4:  None

•
Year 5:  None; $2.5 million of capital gains incentive fee (20.0% multiplied by $12.5 million (cumulative realized capital gains of $17.5 million less realized capital losses of $5 million)) less $3.2 million cumulative capital gains fee paid in Year 2 and Year 3 (the $0.7 million difference would not be deducted from future capital gains incentive fees)

Payment of Our Expenses

    All investment professionals and staff of Centre Lane Advisors, when, and to the extent, engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Centre Lane Advisors. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•
our organization;

•
calculating our net asset value (including the cost and expenses of any independent valuation firms);

•
expenses, including travel expense, incurred by Centre Lane Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•
interest payable on debt, if any, incurred to finance our investments;

•
the costs of this and all future offerings of common shares and other securities, if any;

•
the base management fee and any incentive management fee;

•
distributions on our shares;

•
administration fees payable under our administration agreement;

•
the allocated costs incurred by Centre Lane Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•
amounts payable to third parties relating to, or associated with, making investments;

•
transfer agent and custodial fees;

•
registration fees;

•
listing fees;

•
taxes;

•
independent director fees and expenses;

•
costs of preparing and filing reports or other documents with the SEC;

•
the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•
our fidelity bond;

•
directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments;

•
direct costs and expenses of administration, including audit and legal costs; and

•
all other expenses reasonably incurred by us or our administrator in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

    We will reimburse Centre Lane Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by Centre Lane Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

    From time to time, Centre Lane Advisors may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse Centre Lane Advisors for such amounts paid on our behalf.

Limitation of Liability and Indemnification

    The investment management agreement provides that Centre Lane Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of Centre Lane Advisors' members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Board Approval of the Investment Management Agreement

    Our board of directors held an in-person meeting on June 1, 2011 in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment advisor, Centre Lane Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) our projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to Centre Lane Advisors from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of Centre Lane Advisors and its affiliates; (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure; and (h) the alignment of incentives of our investment advisor and our stockholders to be achieved by paying the incentive fee in shares of our common stock.

    Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and Termination

    The investment management agreement was approved by our board of directors on June 1, 2011. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other.

Administration Agreement

    We have entered into an administration agreement with Centre Lane Advisors, which we refer to as the "administration agreement," under which Centre Lane Advisors acts as our administrator and provides administrative services to us. For providing these services, facilities and personnel, we reimburse our administrator for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

    From time to time, our administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse our administrator for such amounts paid on our behalf.

License Agreement

    We have entered into a license agreement with Centre Lane Advisors under which Centre Lane Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Centre Lane." Under this agreement, we will have a right to use the "Centre Lane" name for so long as Centre Lane Advisors or one of its affiliates remains our investment advisor. Other than with respect to this limited license, we will have no legal right to the "Centre Lane" name. This license agreement will remain in effect for so long as the investment management agreement with Centre Lane Advisors is in effect.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

    In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

    Under ASC 820, which we adopted effective October 1, 2008, we perform detailed valuations of our debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

    Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We require portfolio companies to provide annual and quarterly financial statements, as well as annual projections for the upcoming fiscal year.

    Under the income approach, we generally prepare and analyze the internal rate of return of our debt investments based on the expected future cash flow streams. Under the bond yield approach, we review bond yields of similar companies and compare such yields to the internal rate of return of our debt investments. We review various sources of transactional data, including private merger and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

    With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team within our investment advisor responsible for the portfolio investment;

  •
  Preliminary valuations will then be reviewed and discussed with the principals of our investment advisor;

  •
  Separately, an independent valuation firm engaged by our board of directors will provide third party valuation consulting services with respect to our investments at least annually for all investments greater than $1.0 million and held in our portfolio for at least six months;

  •
  The deal team within our investment advisor responsible for the portfolio investment will compare and contrast its preliminary valuations to the preliminary valuations of the independent valuation firms;

  •
  The deal team within our investment advisor responsible for the portfolio investment will prepare a valuation report for the audit committee of our board of directors;

  •
  The audit committee of our board of directors will be apprised of the preliminary valuations of the independent valuation firm;

  •
  The audit committee of our board of directors will review the preliminary valuations, and the deal team will respond and supplement the preliminary valuations to reflect any comments provided by the audit committee;

  •
  The audit committee of our board of directors will make a recommendation to the board of directors; and

  •
  Our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith.

    The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determinations in Connection with Offerings

    In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

  •
  the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

  •
  our management's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our management's assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

    This determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

 DISTRIBUTION REINVESTMENT PLAN

    We are adopting an "opt out" distribution reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not "opted out" of our distribution reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends.

    No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

    Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

    We intend to use only newly-issued shares to implement the plan if our common stock is trading at or above net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) net asset value per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NASDAQ Global Select Market. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

    If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value per share; or (2) we advise the plan administrator that since such net asset value per share was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

    The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

    Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's tax basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

    Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

    The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269 or by the Plan Administrator's Interactive Voice Response System at (877) 573-4005.

    If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

    If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF SHARES

General

    Under the terms of our amended and restated certificate of incorporation, or our charter, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.00001 per share, of which one share was outstanding as of June 8, 2011 and 100,000,000 shares of preferred stock, par value $0.00001 per share, of which no shares were outstanding as of June 8, 2011. There is currently no market for our common stock, and we can offer no assurance that a market for our shares will develop in the future. We have applied to list on the NASDAQ Global Select Market under the ticker symbol "CNLI".

Common Stock

    Under the terms of our charter, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the preferential rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our distribution reinvestment plan.

Preferred Stock

    Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our amended and restated certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

    As of the date of the completion of this offering and the concurrent private placement, we are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our investment advisor and certain of its affiliates), an "interested stockholder" is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. Our amended and restated certificate of incorporation and amended and restated bylaws provide that, upon the completion of this offering and the concurrent private placement:

•
the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•
directors may be removed only for cause by the affirmative vote of the holders of 66 2/3% of the then outstanding shares of our capital stock entitled to vote; and

•
subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by a vote of a majority of the directors then in office.

    The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our bylaws also provide that special meetings of the stockholders may only be called by our board of directors or Chairman.

    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's charter or bylaws, unless a corporation's charter or bylaws requires a greater percentage. Under our charter, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws by shareholder action. Moreover, our amended and restated certificate of incorporation provides that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our charter. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our charter pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to our charter. The stockholder vote with respect to our charter or amended and restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our charter permits our board of directors to amend or repeal our amended and restated bylaws by a majority vote.

Limitations of Liability and Indemnification

    Under our charter, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

    Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

    We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

    Our charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office, only for cause, by a vote of the holders of at least 66 2/3% of the shares then entitled to vote for the election of the respective director.

Registration Rights Agreement

    We have entered into a registration rights agreement with 10th Lane with respect to the shares of common stock to be issued in connection with our purchase of the Initial Portfolio and the concurrent private placement, pursuant to which we have granted to 10th Lane or the holders of a majority of shares subject to the registration rights agreement transferred to them by 10th Lane (the "Subsequent Holders"), after 180 days after the date of this prospectus, certain demand and piggyback registration rights with respect to the shares of common stock owned by them.

    The registration rights agreement provides that 10th Lane or the Subsequent Holders can require us to file a registration statement with the SEC for the public resale of shares of our common stock owned by 10th Lane or the Subsequent Holders, so called "demand" registration rights. We are obligated to effect no more than three demand registrations under the registration rights agreement, including shelf registration statements that permit the sale of our common stock into the market from time to time over an extended period. In addition, 10th Lane or the Subsequent Holders will have so-called "piggyback" registration rights, which means that they may include their shares of our common stock in any future registration of our common stock, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of our stockholders.

    We agreed to pay all costs and expenses in connection with each such registration, except underwriting fees, discounts and commissions applicable to the shares of common stock to be sold by 10th Lane or Subsequent Holders. The registration rights agreement contains customary terms and provisions with respect to, among other things, registration procedures, including with respect to cooperation of management, timing of filings of registration statements and amendments, notifications regarding necessary changes to registration statements, entering into underwriting agreements and securities exchange listings. The registration rights agreement also provides for customary indemnification by us of 10th Lane or Subsequent Holders in connection with third party claims that arise out of untrue statements of material fact contained in any registration statement or prospectus filed pursuant to such agreement or omissions to state in such registration statement or prospectus a material fact required to be stated in such registration statement or prospectus or necessary to make the statements in such registration statement or prospectus not misleading. See "Risk Factors—Risks Related to This Offering—A significant portion of our total outstanding shares of common stock is restricted from immediate resale, but may be sold into the public market in the near future. If there are substantial sales of these shares of our common stock, or the perception that these sales could occur in the future, the trading price of our common stock could decline."

Letter Agreement

    We have entered into a letter agreement with 10th Lane pursuant to which it has agreed to vote all shares of our common stock held by it in the same proportion as the vote of all other holders of common stock. See "Risk Factors—Risks Related to This Offering—In the event that 10th Lane sells a significant portion or all of the common stock that it will hold in us upon the completion of this offering to one individual or entity or a group, your ability to influence the outcome of key transactions may be limited."

 UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial information illustrates the effect of the purchase of the Initial Portfolio on our financial position. The unaudited pro forma financial information reflects the unaudited statement of assets, liabilities and stockholders' equity as of May 31, 2011, as if the purchase of the Initial Portfolio took place on that date.

    The unaudited pro forma financial information is presented for illustrative purposes only.

CENTRE LANE INVESTMENT CORP.

PRO FORMA STATEMENTS OF ASSETS, LIABILITIES AND STOCKHOLDERS' EQUITY

May 31, 2011

	Actual	Pro Forma(1)
ASSETS
Investments, at estimated fair value (cost $61,009,531)	$—	$67,652,555
Cash	—	—
Interest receivable	—	819,779
Deferred offering costs	393,163	393,163

Total assets	$393,163	$68,865,497

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Accrued expenses & liabilities	$448,289	$448,289
Note payable(2)	—	819,779

Total liabilities	448,289	1,268,068

Stockholders' equity
Common Stock, par value $.00001, 100,000,000 common shares authorized 4,450,827 issued and outstanding, pro forma	—	45
Capital in excess of par	—	67,652,510
Accumulated net loss	(55,126)	(55,126)

Total stockholders' equity	$(55,126)	$67,597,429

Pro Forma Net Asset Value Per Share		$15.19

(1)
Reflects the effects of the acquisition of the Initial Portfolio from 10th Lane Finance Co., LLC had it been made on May 31, 2011.
(2)
Centre Lane Investment will issue to 10th Lane a six month non-interest bearing note for any accrued interest on the Initial Portfolio at the time of its acquisition of the Initial Portfolio. As of May 31, 2011, the accrued interest on the Initial Portfolio was $819,779.

 CENTRE LANE INVESTMENT CORP.

PRO FORMA SCHEDULE OF INVESTMENTS

MAY 31, 2011

	Principal Value	Cost Basis	Estimated Fair Value	% of Stockholders' Equity
Term Loans and Notes(1)
Aerospace & Defense:
Erickson Air-Crane, Inc. Unsecured Note (Maturity date 6/30/2015, interest rate — 20% PIK)	$5,084,564	$3,095,715	$5,084,564	7.4%
Evergreen International Aviation, Inc. 1st Lien Term Loan (Maturity date 10/31/2011, interest rate — 9% Cash)	7,210,075	5,207,097	7,210,075	10.5
2nd Lien Term Loan (Maturity date 5/31/2013, interest rate — 15% Cash + 5% PIK)	12,714,487	11,955,479	12,714,487	18.6
Business Services:
Source Refrigeration & HVAC, Inc. 1st Lien Term Loan (Maturity date 12/31/2012, interest rate — 10% Cash)	4,017,257	3,454,725	4,017,257	5.9
Logistics:
New Century Transportation, Inc. 1st Lien Term Loan (Maturity date 8/14/2012, interest rate — 7.20% Cash)	8,918,391	8,483,620	8,483,620	12.4
United Road Services, Inc. 2nd Lien Term Loan (Maturity date 11/30/2012, interest rate — 12.75% Cash)	5,428,220	5,048,238	5,428,220	7.9
Media:
Jobson Medical Information, LLC 1st Lien Term Loan (Maturity date 12/01/2011, interest rate — 8.25% Cash)	9,146,257	7,682,856	7,682,856	11.2
Printing:
The Sheridan Group, Inc. 1st Lien Senior Secured (Maturity date 4/15/2014, interest — 12.5% Cash)	10,000,000	9,400,000	9,400,000	13.7
Technology:
EDC Holding Company, LLC
2nd Lien Term Loan (Maturity date 10/03/2013, interest rate — 15.15% Cash + 4.50% PIK)	7,332,888	6,633,214	7,332,888	10.7
Total Term Loans and Notes		60,960,944	67,353,967	98.4%
Preferred & Common Stock
Food and Beverage:
Double B Foods, Inc.
Series C Preferred Stock (2,500 shares, dividend — 8% PIK)		48,587	298,588	0.4%
Packaging:
Terphane Holdings, Inc.
Class A Common Stock (0.243 shares)		—	—	—
Class B Common Stock (1,112,336.434 shares)		—	—	—

Total Preferred & Common Stock		48,587	298,588	0.4%

Total Investments(2)		$61,009,531	$67,652,555	98.9%

(1)
Majority of the term loans and notes are variable debt investments, which bear interest at a rate determined by reference to LIBOR or PRIME, and which reset daily, monthly, quarterly or semi-annually. For each investment, the Company has provided the current interest rate in effect as of 05/31/11.

(2)
Pro Forma estimated fair value does not include $819,779 of accrued interest.

 CENTRE LANE INVESTMENT CORP.

PRO FORMA SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2011

	Estimated Fair Value at March 31, 2011	Pro Forma Adjustment	Estimated Fair Value at May 31, 2011	% of Stockholders' Equity
Term Loans and Notes(1)
Aerospace & Defense:
Erickson Air-Crane, Inc. Unsecured Note (Maturity date 6/30/2015, interest rate — 20% PIK)(2)	$4,920,546	$164,018	$5,084,564	7.4%
Evergreen International Aviation, Inc. 1st Lien Term Loan (Maturity date 10/31/2011, interest rate — 9% Cash)(3)	7,287,694	(77,619)	7,210,075	10.5
2nd Lien Term Loan (Maturity date 5/31/2013, interest rate — 15% Cash + 5% PIK)(2)(3) (4)	9,221,709	3,492,778	12,714,487	18.6
Business Services:
Source Refrigeration & HVAC, Inc. 1st Lien Term Loan (Maturity date 12/31/2012, interest rate — 10% Cash)	4,017,257	—	4,017,257	5.9
Logistics:
New Century Transportation, Inc. 1st Lien Term Loan (Maturity date 8/14/2012, interest rate — 7.20% Cash)	8,483,620	—	8,483,620	12.4
United Road Services, Inc. 2nd Lien Term Loan (Maturity date 11/30/2012, interest rate — 12.75% Cash)(5)	5,447,641	(19,421)	5,428,220	7.9
Media:
Jobson Medical Information, LLC 1st Lien Term Loan (Maturity date 12/01/2011, interest rate — 8.25% Cash)	7,682,856	—	7,682,856	11.2
Packaging
Terphane Holdings, LLC Senior Secured Notes (Maturity date 6/15/2015, interest rate — 14.00% Cash)(5)	10,500,000	(10,500,000)	—
Printing:
The Sheridan Group, Inc. 1st Lien Senior Secured (Maturity date 4/15/2014, interest — 12.5% Cash)(4)	—	9,400,000	9,400,000	13.7
Technology:
EDC Holding Company, LLC 2nd Lien Term Loan (Maturity date 10/03/2013, interest rate — 15.15% Cash + 4.50% PIK)(2)	7,282,341	50,547	7,332,888	10.7

Total Term Loans and Notes	64,843,664	2,510,303	67,353,967	98.4%

 CENTRE LANE INVESTMENT CORP.

PRO FORMA SCHEDULE OF INVESTMENTS (Continued)

MAY 31, 2011

	Estimated Fair Value at March 31, 2011	Pro Forma Adjustment	Estimated Fair Value at May 31, 2011	% of Stockholders' Equity
Preferred & Common Stock
Food and Beverage:
Double B Foods, Inc. Series C Preferred Stock (2,500 shares, dividend — 8% PIK)(2)	293,326	5,262	298,588	0.4%
Packaging:
Terphane Holdings, Inc. Class A Common Stock (0.243 shares)	—	—	—	—
Class B Common Stock (1,112,336.434 shares)	—	—	—
	—	—	—	—

Total Preferred & Common Stock	293,326	5,262	298,588	0.4%

Total Investments(6)	$65,136,990	$2,515,565	$67,652,555	98.9%

(1)
Majority of the term loans and notes are variable debt investments, which bear interest at a rate determined by reference to LIBOR or PRIME, and which reset daily, monthly, quarterly or semi-annually. For each investment, the Company has provided the current interest rate in effect as of 05/31/11.

(2)
Pro Forma adjustment represents PIK interest earned through 5/31/11.

(3)
Pro Forma adjustment represents prior period adjustment; $77,619 for the first lien term loan and $53,641 for the second lien term loan in Evergreen International Aviation, Inc.

(4)
Pro Forma adjustment represents additional investment cost.

(5)
Pro Forma adjustment represents prepayments received.

(6)
Pro Forma estimated fair value does not include $819,779 of accrued interest.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and the concurrent private placement, 11,650,827 shares of our common stock will be outstanding, assuming no exercise of the underwriters' option to purchase additional shares. Of these shares, 6,000,000 (or, if the over-allotment option is exercised in full, 6,900,000) shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or 5,680,827 shares, will be deemed "restricted securities" as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which are summarized below. For a discussion of certain registration rights we have granted to 10th Lane, see "Description of Shares—Registration Rights Agreement".

    In general, under Rule 144 under the Securities Act, as currently in effect, a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•
1% of the total number of securities then outstanding; or

•
the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

    Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

    No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock.

Lock-Up Agreements

    During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, our stockholders, Centre Lane Advisors, and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to:

      (1)  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired, or

      (2)  enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

    Moreover, the 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period Centre Lane Investment issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the 180-day restricted period, Centre Lane Investment announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC waive in writing, such extension.

REGULATION

    We intend to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by "a majority of our outstanding voting securities" as defined in the 1940 Act.

    We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

    Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

    Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•
is organized under the laws of, and has its principal place of business in, the United States;

•
is not an investment company (other than a small business investment company wholly owned by Centre Lane Investment) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•
satisfies either of the following:

  •
  has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

  •
  is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•
Securities of any eligible portfolio company which we control.

•
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•
Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•
Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

    A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in "Regulation—Qualifying Assets" above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

    Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

    We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

    We and Centre Lane Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

    We have delegated our proxy voting responsibility to Centre Lane Advisors. The Proxy Voting Policies and Procedures of Centre Lane Advisors are set forth below. The guidelines are reviewed periodically by Centre Lane Advisors and our independent directors, and, accordingly, are subject to change.

  Introduction

    Centre Lane Advisors is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, Centre Lane Advisors will have fiduciary duties to us. As part of this duty, Centre Lane Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Centre Lane Advisors' Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

    These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

    Centre Lane Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and Centre Lane Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

    Centre Lane Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation's internally adopted policies are ill-advised or misguided. If Centre Lane Advisors has determined that management is generally socially responsible, Centre Lane Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation's legal, business or financial structure. Centre Lane Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. Centre Lane Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, Centre Lane Advisors believes stability and continuity promote profitability. Centre Lane Advisors' guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances. If a vote may involve a material conflict of interest, prior to approving such vote,

Centre Lane Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, Centre Lane Advisors' employees shall vote the proxy in accordance with Centre Lane Advisors' proxy voting policy.

  Proxy Voting Records

    You may obtain information about how we voted proxies by making a written request for proxy voting information to:

  Chief Compliance Officer
  Centre Lane Investment Corp.
  One Grand Central Place
  60 E. 42nd St., Suite 1400
  New York, NY 10165

Other

    We are not generally able to issue and sell our common stock at a price below net asset value, or NAV, per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

    We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

    We expect to be periodically examined by the SEC for compliance with the 1940 Act.

    We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

    We and Centre Lane Advisors are adopting and implementing written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

    Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, Centre Lane Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Centre Lane Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Centre Lane Advisors generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Centre Lane Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Centre Lane Advisors determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (generally, property held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding the offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

    A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

  •
  A citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the "substantial presence" test under Section 7701(b) of the Code;

  •
  A corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

  •
  A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

  •
  An estate, the income of which is subject to United States federal income taxation regardless of its source.

A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a partnership for United States federal income tax purposes or a U.S. stockholder.

    If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

    Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company.

    We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain and maintain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

    If we:

•
obtain and maintain our qualification as a RIC; and

•
satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

    In order to obtain and maintain our qualification as a RIC for federal income tax purposes, we must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

    We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the "Excise Tax Avoidance Requirement"). We may choose to retain a portion of our ordinary income and/or capital gain net income in any year and pay the 4% U.S. federal excise tax on the retained amounts.

    For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in SBIC Subsidiary even if such subsidiary is prevented under Small Business Administration rules from making distributions to us attributable to such income.

    We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

    Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

    Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

    If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

    The remainder of this discussion assumes that we obtain and maintain our qualification as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

    Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and provided certain holding period and other requirements are met, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 15% (through 2012, unless extended by legislation). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains which are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates (through 2012, unless extended by legislation), regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

    We may decide to retain some or all of our net capital gain but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

    For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

    If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

    A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year.

Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition, in which case the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    In general, individual U.S. stockholders currently are subject to a reduced maximum federal income tax rate on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

    Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

    Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

    In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning before January 1, 2012, no withholding is required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as "interest-related dividends" or "short-term capital gain dividends," (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that any of our distributions would be designated as eligible for this exemption. In addition, no assurance can be provided that this exception will be extended for taxable years beginning on or after January 1, 2012.

    Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) the Non-U.S. stockholder is an individual that is present in the United States for 183 days or more during the taxable year.

    If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

    Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of Non-U.S. stockholders and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, Non-U.S. stockholders might be eligible for refunds or credits of such taxes.

    A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

    Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Maintain Our Qualification as a RIC

    If we were unable to maintain our qualification for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income that prior to January 1, 2013, would be eligible for the current 15% maximum rate to the extent of our current and accumulated earnings and profits (subject to limitations under the Code). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis (reducing that basis accordingly), and any remaining distributions would be treated as a capital gain. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us to the IRS. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

UNDERWRITING

    Centre Lane Investment and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered, except for those being sold directly by us as described below. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC are the representatives of the underwriters.

Underwriters	Number of Shares(1)
Stifel, Nicolaus & Company, Incorporated
RBC Capital Markets, LLC
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
D.A. Davidson & Co.
Wunderlich Securities, Inc.
Capital One Southcoast, Inc.

Total	6,000,000

    The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

    The underwriters have an option to buy up to an additional 900,000 shares from Centre Lane Investment. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

    The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by Centre Lane Investment. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase 900,000 additional shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

    Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $        per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

    We, our stockholders, Centre Lane Advisors, and our officers and directors have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC.

    The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period Centre Lane Investment issues an earnings release or announces material news or a material event; or (2) prior to the expiration of the 180-day restricted period, Centre Lane Investment announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC waive in writing, such extension.

    Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated between Centre Lane Investment and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be estimates of the business potential and earnings prospects of Centre Lane Investment, an assessment of Centre Lane Investment's management and the consideration of the above factors in relation to market valuation of companies in related businesses.

    We have applied to list on the NASDAQ Global Select Market under the ticker symbol "CNLI".

    In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from Centre Lane Investment in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

    The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

    Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of Centre Lane Investment's stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

    The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

    Centre Lane Investment estimates that its share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $760,000.

    Centre Lane Investment has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

    The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may in the future perform, various financial advisory and investment banking services for Centre Lane Investment, for which they received or will receive customary fees and expenses. We have executed a non-binding term sheet to enter into the Senior Credit Facility from Capital One, N.A., an affiliate of Capital One Southcoast, Inc. Centre Lane Investment's ability to enter into the Senior Credit Facility is subject to a number conditions, including the satisfactory completion of due diligence by Capital One, N.A., the negotiation and execution of financing documents, the successful completion of this offering on the terms described herein and other customary conditions.

    In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

    The principal business address of Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, St. Louis, Missouri 63102 and the principal business address of RBC Capital Markets, LLC is Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281.

CUSTODIAN AND TRANSFER AGENT

    U.S. Bank National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust, LLC provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

LEGAL MATTERS

    Certain legal matters in connection with the common shares will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC, and for the underwriters by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    McGladrey & Pullen LLP, an independent registered public accounting firm, has audited our financial statements as of December 31, 2010 and the financial statements as of December 31, 2010 of 10th Lane contained in Exhibit (s) to the registration statement of which this prospectus is a part.

ADDITIONAL INFORMATION

    We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

    Upon the completion of this offering and the concurrent private placement, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

    We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

    Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

    We restrict access to nonpublic personal information about our stockholders to our investment advisor's employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements:
Statements of Assets and Liabilities as of December 31, 2010 and March 31, 2011 (Unaudited)	F-3
Statements of Operations for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-4
Statements of Changes in Net Assets for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-5
Statements of Cash Flows for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-6
Notes to Financial Statements for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-7

Independent Auditor's Report

To the Board of Directors
Centre Lane Investment Corp

    We have audited the accompanying statement of assets and liabilities of Centre Lane Investment Corp. (the "Company") as of December 31, 2010, and the related statements of operations, changes in net assets and cash flows for the period from November 22, 2010 (Inception) to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Centre Lane Investment Corp. as of December 31, 2010, and the results of its operations and its cash flows for the period from November 22, 2010 (Inception) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey & Pullen, LLP
New York, New York
May 16, 2011, except for the 3rd paragraph of Note 3
as to which the date is June 8, 2011

CENTRE LANE INVESTMENT CORP.

STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2011 (unaudited)	December 31, 2010
Assets
Deferred offering costs	$204,572	$27,740

Total assets	$204,572	$27,740

Liabilities
Accrued expenses	$84,097	$28,416
Due to affiliate	121,151	—

Total liabilities	$205,248	$28,416

Net Assets
Common Stock, par value $.00001, 100 common shares authorized; 1 shares issued and outstanding	$—	$—
Additional paid-in-capital	15	15
Due from shareholder	(15)	(15)
Accumulated undistributed net investment income (loss)	(676)	(676)
Accumulated net realized gain (loss)	—	—
Accumulated unrealized appreciation (depreciation)	—	—

Total net assets	$(676)	$(676)

Total liabilities and net assets	$204,572	$27,740

Net Asset Value Per Share	$(676.30)	$(676.30)

CENTRE LANE INVESTMENT CORP.

STATEMENTS OF OPERATIONS

	For the three months ended March 31, 2011 (unaudited)	From November 22, 2010 (inception) to December 31, 2010
Expenses:
Organizational expenses	$—	$676

Total expenses	—	676

Net investment (loss)	—	(676)

Net (decrease) in net assets resulting from operations	$—	$(676)

CENTRE LANE INVESTMENT CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	For the three months ended March 31, 2011 (unaudited)	From November 22, 2010 (inception) to December 31, 2010
Decrease in net assets from operations
Net investment (loss)	$—	$(676)
Net realized gain (loss)	—	—
Net change in unrealized gain (loss)	—	—

Net (decrease) in net assets resulting from operations	—	(676)
Capital share transactions
Shares sold	—	15
Due from shareholder		(15)
Less offering costs	—	—

Net increase in net assets from capital share transactions	—	—

Net (decrease) in net assets	—	(676)
Net deficit
Net assets at beginning of period	(676)	—

Net assets at end of period	$(676)	$(676)

CENTRE LANE INVESTMENT CORP.

STATEMENTS OF CASH FLOWS

	For the three months ended March 31, 2011 (unaudited)	From November 22, 2010 (inception) to December 31, 2010
Cash flows from operating activities
Net (Decrease) in Net Assets Resulting from Operations	$—	$(676)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Increase in accrued expenses	55,681	28,416
Increase in due to affiliate	121,151	—

Net cash provided by operating activities	176,832	27,740
Cash flows from financing activities
Proceeds from issuance of common stock	—	—
(Increase) in deferred offering costs	(176,832)	(27,740)

Net cash (used for) financing activities	(176,832)	(27,740)
Net increase in cash and cash equivalents	—	—
Cash and cash equivalents, beginning of period	—	—

Cash and cash equivalents, end of period	$—	$—

Noncash financing activities
Proceeds due from shareholder from issuance of common stock	$—	$15

Centre Lane Investment Corp.

Notes to Financial Statements

Note 1. Organization of the Company

    Centre Lane Investment Corp. (the "Company") was organized as a Delaware C corporation on November 22, 2010. The Company is a newly-organized, externally managed, non-diversified, closed-end investment company that intends to file an election to be a regulated as business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Company intends to raise common equity in an initial public offering ("IPO"). The Company has not formally commenced principal operations other than the sale and issuance of one share of common stock at an aggregate purchase price of $15 to Quinn Morgan, a member of Centre Lane Advisors, LLC (the "Advisor").

    The Company's investment objective is to generate both current income and capital appreciation by lending to and investing primarily in U.S. middle-market companies with annual EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization") generally from $5 million to $100 million.

Note 2. Significant Accounting Policies

    Basis of Presentation:    The Company maintains its books and records on an accrual basis. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The accompanying financial statements as of and for the period ended March 31, 2011 are unaudited. In the opinion of management, these financial statements reflect all adjustments consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the period presented.

    Cash and Cash Equivalents:    The Company considers all short-term highly liquid investments (with original maturities of three months or less) at the date of acquisition as cash and cash equivalents. At times, cash balances may exceed federally insured limits and this potentially subjects the Company to a concentration of credit risk. The Company has not experienced any losses in such accounts. The company did not have any cash and cash equivalents as of December 31, 2010 and March 31, 2011 (unaudited).

    Valuation of Investments:    Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in its portfolio, the Company expects to value many of its portfolio investments at fair value as determined in good faith under the direction of its board of directors in accordance with a documented valuation policy that has been reviewed and approved by its board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Centre Lane Investment Corp.

Notes to Financial Statements (Continued)

    Under Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"), the Company performs detailed valuations of its debt and equity investments on an individual basis, using market based, income based, and bond yield approaches as appropriate.

    Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company's historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. The Company requires portfolio companies to provide annual and quarterly financial statements, as well as annual projections for the upcoming fiscal year.

    Under the income approach, the Company generally prepares and analyzes the internal rate of return of its debt investments based on the expected future cash flow streams. Under the bond yield approach, the Company reviews bond yields of similar companies and compares such yields to the internal rate of return of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

    The Company's board of directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of the Company's investments:

•
The Company's quarterly valuation process will begin with each portfolio company or investment being initially valued by the deal team within the Advisor responsible for the portfolio investment;

•
Preliminary valuations will then be reviewed and discussed with the principals of the Advisor;

•
Separately, an independent valuation firm engaged by the board of directors will provide third party valuation consulting services with respect to the Company's investments at least annually for all investments greater than $1.0 million and held in the portfolio for at least six months. As part of the valuation process, the independent valuation firm reviews the credit documents, audited financial statements, interim financial statements, financial projections, internal credit memos, as well as other documents as necessary, for each of the Company's investments. After reviewing the documents, the independent valuation firm conducts various analyses including (i) historical and projected financial results, (ii) cash flow and credit ratios, (iii) comparable public and private companies and transactions, (iv) current and projected financial covenants, (v) internal rate of return based upon the expected future cash flow streams, and (vi) bond yields of comparable companies. Based on these analyses, the independent valuation firm provides fair value on each of the investments as of the appropriate valuation date.

•
The deal team within the Advisor responsible for the portfolio investment will compare and contrast its preliminary valuations to the preliminary valuations of the independent valuation firms;

•
The deal team within the Advisor responsible for the portfolio investment will prepare a valuation report for the audit committee of its board of directors;

•
The audit committee of the board of directors will be apprised of the preliminary valuations of the independent valuation firm;

Centre Lane Investment Corp.

Notes to Financial Statements (Continued)

•
The audit committee of the board of directors will review the preliminary valuations, and the deal team will respond and supplement the preliminary valuations to reflect any comments provided by the audit committee;

•
The audit committee of the board of directors will make recommendations to the board of directors;

•
The board of directors will discuss valuations and determine the fair value of each investment in its portfolio in good faith;

•
The types of factors that the Company may take into account in fair valuing it's investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payment and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

    The Company's board of directors is solely responsible for the valuation of the Company's portfolio investments at fair value as determined in good faith pursuant to the Company's valuation policy and its consistently applied valuation process. The board of directors will engage an independent valuation firm to provide it with valuation assistance on selected portfolio securities each quarter; however, the Company's board of directors is ultimately and solely responsible for determining the fair value of its investments in good faith.

Note 3. Agreements

    The Company intends to enter into an Investment Management Agreement under which the Advisor, subject to the overall supervision of the Company's Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to the Company.

    The Advisor intends to charge a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

    The base management fee is expected to be calculated at an annual rate of 1.75% of the Company's gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, "gross assets" is determined without deduction for any liabilities. For the first quarter of the Company's operations, the base management fee will be calculated based on the initial value of the Company's gross assets after giving effect to the IPO. Beginning with the Company's second quarter of operations, the base management fee will be calculated based on the value of the Company's gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter will be appropriately pro rated. The Advisor has agreed to waive the base management fee payable to the Advisor with respect to cash and cash equivalents held by us through December 31, 2011.

    The incentive fee will have two components, ordinary income and capital gains, calculated as follows:

    The ordinary income component will be calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income for the immediately preceding calendar quarter and is expected to be 20.0% of the amount, if any, by which the Company's pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets attributable to the Company's common stock, for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, the Advisor receives no incentive fee until the Company's pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a "catch-up," 100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The

Centre Lane Investment Corp.

Notes to Financial Statements (Continued)

effect of the "catch-up" provision is that if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, the Advisor would receive 20.0% of the Company's pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company's operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as PIK interest and original issue discount or purchase discount accretion), accrued income that the Company has not yet received in cash. However, the portion of the incentive fee that is attributable to deferred income will be paid to the Advisor only if and to the extent the Company actually receives such income in cash.

    Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where it incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, the Company will pay the applicable incentive fee even if it has incurred a loss in that quarter due to realized and unrealized capital losses. The Company's net investment income used to calculate this component of the incentive fee is also included in the amount of the Company's gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

    The capital gains component of the incentive fee would be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2011, and is expected to equal 20.0% of the Company's cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the Company's aggregate cumulative realized capital losses and the Company's aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2011 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2011. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the investment management agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

    The Company intends to enter into an Administration Agreement with the Advisor under which the Advisor will oversee the Company's financial records, prepare reports to the Company's stockholders and reports filed with the SEC, lease office space to the Company, provide the Company with equipment and office services and generally monitor the payment of the Company's expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisors for its costs in providing these services.

Centre Lane Investment Corp.

Notes to Financial Statements (Continued)

4. Organizational Expenses and Offering Expenses

    A portion of the net proceeds of the IPO will be used to pay organizational expenses and offering costs. Offering costs will be charged against the proceeds from the IPO upon consummation of the IPO. As of December 31, 2010 and March 31, 2011(unaudited), $27,740 and $204,572, respectively, of offering related costs have been incurred and are reflected as deferred offering costs on the Statements of Assets and Liabilities. As of December 31, 2010, $676 in organizational expenses was incurred and $0 organizational costs were incurred from January 1, 2011 to March 31, 2011 (unaudited). Organizational expenses will be expensed as incurred. An affiliate of the Advisor has paid certain organizational and offering costs on behalf of the Company to date. The Company will reimburse the Advisor, which will reimburse its affiliate, for such payments upon completion of the IPO. The amount due to the affiliate of the Advisor is reflected as "Due to affiliate" on the Statements of Assets and Liabilities.

5. Federal Income Taxes

    The Company intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, is required to make the requisite distributions to its stockholders that will relieve it from federal income or excise taxes. Therefore, no provision has been recorded in the financial statements for federal income or excise taxes.

    The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax positions in the accompanying financial statements. There are no tax years that are currently subject to examination by taxing authorities.

6. Recent Accounting Pronouncements

    In January 2010 the Financial Accounting Standards Board ("FASB") issued an amendment to the guidance on determining fair value which requires new disclosure and reasons for significant transfers of financial assets and liabilities between Level 1 and 2. This amendment also clarifies that fair value measurement disclosures are required for each class of financial assets and liabilities, and disclosures about inputs and valuation techniques are required for both Level 2 and Level 3 measurements. It further clarifies that the reconciliation of Level 3 measurements should separately present purchases, sales, issuances, and settlements instead of netting these changes. With respect to matters other than Level 3 measurements, the amendment is effective for periods beginning on or after December 15, 2009. The guidance related to Level 3 measurements is effective for periods beginning on or after December 15, 2010.

7. Related Party Transactions

    The Company intends to purchase the following investments in which affiliates of the Company also have a portfolio investment: Erickson Air-Crane, Inc., and Evergreen International Aviation, Inc.

6,000,000 Shares

Centre Lane Investment Corp.

Common Stock

PROSPECTUS

Joint Book Running Managers

Stifel Nicolaus Weisel	RBC Capital Markets

Joint Lead Managers

Janney Montgomery Scott	Oppenheimer & Co.

Co-Managers

D.A. Davidson & Co.	Wunderlich Securities	Capital One Southcoast

Through and including                        , 2011(the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C
Other Information

Item 25.    Financial Statements And Exhibits

  (1)
  Financial Statements

    The following combined financial statements of Centre Lane Investment Corp. are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
Financial Statements:
Statements of Assets and Liabilities as of December 31, 2010 and March 31, 2011 (Unaudited)	F-3
Statements of Operations for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-4
Statements of Changes in Net Assets for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-5
Statements of Cash Flows for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-6
Notes to Financial Statements for the Period from November 22, 2010 (Inception) to December 31, 2010 and for the period from January 1, 2011 to March 31, 2011 (Unaudited)	F-7
  (2)
  Exhibits

(a)	Amended and Restated Certificate of Incorporation of the Registrant (previously filed as Exhibit (a) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(b)	Amended and Restated Bylaws of the Registrant (previously filed as Exhibit (b) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(d)	Form of Common Stock Certificate (previously filed as Exhibit (d) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(e)	Distribution Reinvestment Plan (previously filed as Exhibit (e) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(g)
Form of Investment Management Agreement by and between Centre Lane Advisors, LLC and the Registrant (previously filed as Exhibit (g) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(h)	Form of Underwriting Agreement by and among Stifel, Nicolaus & Company, Incorporated and RBC Capital Markets, LLC, as representatives of the several Underwriters named therein, and the Registrant*
(j)	Custodian Agreement by and between U.S. Bank National Association and the Registrant*
(k)(1)
Form of Administration Agreement by and between Centre Lane Advisors, LLC and the Registrant (previously filed as Exhibit (k)(1) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(k)(2)
Form of License Agreement by and between Centre Lane Advisors, LLC and the Registrant (previously filed as Exhibit (k)(2) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(k)(3)	Form of Purchase and Sale Agreement by and between 10th Lane Finance Co., LLC and the Registrant*

(k)(4)	Form of Registration Rights Agreement by and between 10th Lane Finance Co., LLC and the Registrant*
(k)(5)
Form of Letter Agreement by and between 10th Lane Finance Co., LLC and the Registrant (previously filed as Exhibit (k)(5) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(k)(6)	Share Purchase Agreement by and between 10th Lane Finance Co., LLC and the Registrant*
(l)	Opinion of Sutherland Asbill & Brennan LLP*
(n)(1)
Consent of McGladrey & Pullen LLP regarding financial statements of Centre Lane Investment Corp. (previously filed as Exhibit (n)(1) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(n)(2)
Consent of McGladrey & Pullen LLP regarding financial statements of 10th Lane Finance Co., LLC (previously filed as Exhibit (n)(2) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(n)(3)
Consent of Richard Kalikow to being named as a director nominee (previously filed as Exhibit (n)(3) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on March 18, 2011 (Reg. No. 333-172946))
(r)(1)	Code of Ethics of the Registrant (previously filed as Exhibit (r)(1) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(r)(2)	Code of Ethics of Centre Lane Advisors LLC (previously filed as Exhibit (r)(2) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))
(s)	Financial Statements of 10th Lane Finance Co., LLC (previously filed as Exhibit (s) to Centre Lane Investment Corp.'s Registration Statement on Form N-2 filed on June 8, 2011 (Reg. No. 333-172946))

*
To be filed by pre-effective amendment.

**
Filed herewith.

Item 26.    Marketing Arrangements

    The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee	$11,610
NASDAQ Global Select Market listing fee	$5,000
FINRA filing fee	$10,500
Accounting fees and expenses	$30,000	*
Legal fees and expenses	$500,000	*
Printing and engraving	$100,000	*
Miscellaneous fees and expenses	$100,000	*

Total	$757,110	*

*
Estimates.

Item 28.    Persons Controlled By Or Under Common Control

    Immediately prior to the pricing of this offering and the concurrent private placement and completion of the acquisition of the Initial Portfolio (as described in this Registration Statement), Quinn Morgan, the

Registrant's executive chairman of the board of directors, will own 100% of the outstanding common stock of Centre Lane Investment Corp. (the "Registrant"). Following the completion of this offering and the concurrent private placement, Mr. Morgan's share ownership is expected to represent 1.8% of the Registrant's outstanding common stock.

    In connection with the acquisition of the Initial Portfolio, the Registrant intends to issue 4,450,826 shares of its common stock to 10th Lane Finance Co., LLC, in a private placement at $15.20 per share. Following the completion of this offering and the concurrent private placement, the owners of 10th Lane Finance Co., LLC are expected to own, in the aggregate, 48.5% of the Registrant's outstanding common stock.

    See "Initial Portfolio" and "Control Persons and Principal Stockholders" in the Prospectus contained herein.

Item 29.    Number Of Holders Of Securities

    The following table sets forth the number of record holders of the Registrant's common stock at June 8, 2011.

Title of Class	Number of Record Holders
Common stock, $0.00001 par value	1

Item 30.    Indemnification

    The information contained under the heading "Description of Shares" is incorporated herein by reference.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

    The Registrant has agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.    Business and Other Connections Of Advisor

    A description of any other business, profession, vocation or employment of a substantial nature in which Centre Lane Advisors, and each managing director, director or executive officer of Centre Lane Advisors, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled "The Investment Advisor." Additional information regarding Centre Lane Advisors and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-72369), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

    All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant;

  (2)
  the Transfer Agent;

  (3)
  the Custodian;

  (4)
  the Investment Advisor; and

  (5)
  the Administrator.

Item 33.    Management Services

    Not Applicable.

Item 34.    Undertakings

      1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

    (2)  Not applicable.

    (3)  Not applicable.

    (4)  Not applicable.

    (5)  Registrant undertakes that:

      (a)  For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      (b)  For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

    (6)  Not applicable.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 9th day of June, 2011.

CENTRE LANE INVESTMENT CORP.
By:	/s/ JAY SCHIFF

	Name:	Jay Schiff
	Title:	President (Principal Executive Officer)

    Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the 9th day of June, 2011. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Name	Title	Date

/s/ QUINN MORGAN Quinn Morgan	Executive Chairman of the Board of Directors	June 9, 2011
/s/ JAY SCHIFF Jay Schiff	President (Principal Executive Officer)	June 9, 2011
/s/ LOUIS CRASTO Louis Crasto	Chief Financial Officer (Principal Financial and Accounting Officer)	June 9, 2011
* Hugh Blakeway-Webb	Director	June 9, 2011
* Adrian Kingshott	Director	June 9, 2011

*
Signed by Jay Schiff pursuant to a power of attorney signed by each individual and filed with Pre-Effective Amendment No. 3 to this Registration Statement on June 8, 2011.